                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant [ ]
Filed by a party other than the
registrant [X]
Check the Appropriate Box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the
    Commission Only (as permitted by Rule
    14a-6(e)(2)) [ ]
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       AMERICAN GENERAL SERIES PORTFOLIO
                                   COMPANY 2
--------------------------------------------------------------------------------
              (Name of Registrants as Specified in Their Charters)

                       AMERICAN GENERAL SERIES PORTFOLIO
                                   COMPANY 2
--------------------------------------------------------------------------------
                    (Name of Persons Filing Proxy Statement)
Payment of filing fee (check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary material

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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

                                                                        May 2000

                                 IMPORTANT NEWS
                      FOR SHAREHOLDERS OF AMERICAN GENERAL
                           SERIES PORTFOLIO COMPANY 2

     We encourage you to read the attached proxy statement in full; however, the following questions and answers represent some typical concerns that shareholders might have regarding this proxy.

Q: WHY IS AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2 ("AGSPC2") SENDING ME THIS
   PROXY?

     Mutual funds are required to obtain shareholders' votes for certain types of changes. As a shareholder, you have a right to vote on major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?


     The proposals represented here are outlined in the summary at the beginning of the proxy statement. They involve a proposal relating to the conversion of your fund into a corresponding series of North American Funds, a Massachusetts business trust, proposals to approve new investment advisory and investment sub-advisory agreements, a proposal to approve an increase in the Rule 12b-1 fee of the Class A shares of certain of the funds of AGSPC2, and a proposal to approve a Rule 12b-1 distribution plan for Class A and Class B shareholders of certain of the other funds of AGSPC2 that do not currently have such a plan.


Q: HOW WILL THE PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?

     The conversion of your fund into a series of a Massachusetts business trust and the approval of new investment advisory and sub-advisory agreements will integrate your fund into the North American family of funds. Recently, American General Corporation ("American General") acquired the investment adviser and certain other affiliates of that family of funds. See Part I of the proxy statement for more information.


     The increase in the Rule 12b-1 fee for the Class A shares of certain of the funds is intended to enhance the distribution and servicing of the Class A shares and will integrate the applicable funds into the North America distribution network. The adoption of a Rule 12b-1 plan for Class A and Class B shares of certain of the funds which do not currently have such a plan will integrate such funds into the North American distribution network. While shareholder expenses for the Class A shares of those funds which currently have a Rule 12b-1 plan will increase, there will be no effect on shareholder expenses resulting from the adoption of Rule 12b-1 plans for the funds which do not currently have a Rule 12b-1 plan.


Q: WHY IS AGSPC2 PROPOSING THIS CHANGE?

     The funds of AGSPC2 are advised by subsidiaries of American General. American General acquired all the outstanding shares of CypressTree Asset Management, Corporation Inc., investment adviser to the North American Funds and renamed such investment adviser American General Asset Management Corp. ("AGAM"). Other investment advisory subsidiaries of American General are The Variable Annuity Life Insurance Company ("VALIC") which is the current investment adviser to the AGSPC2 funds and American General Investment Management, L.P. ("AGIM"), the investment sub-adviser to certain AGSPC2 funds. The shareholders of the other funds of AGSPC2 are also being asked to approve the reorganization of their funds into the North American Funds. The proposals represent some final steps we are undertaking to unify the North American and American General fund families. Shareholders can anticipate the following benefits:

     - A comprehensive fund family with a broad range of investment options.


     - The elimination of overlap or gaps in fund offerings.


     - Uniformity of privileges associated with each fund, specifically regarding letters of intent, rights of accumulation and exchangeability, which will provide flexibility for investors to exchange their shares into a broad range of investment vehicles as their objectives change.

     - An easily accessible product line for both shareholders and investment professionals with a line of investment choices from conservative to aggressive funds.

     - Although at the outset the Rule 12b-1 fee of the Class A shares of certain of the funds and the overall expenses of certain classes of two of the funds will increase, possible economies of scale could result in cost savings as a result of your funds becoming part of the larger North American family of funds, including possible reductions in fund general expenses such as legal and accounting fees, custody fees and Trustees' fees and expenses.


     - The fund conversions are anticipated to be tax-free events for shareholders. It is expected that neither shareholders nor the funds will recognize income, gain or loss in connection with the conversions provided substantially all of the assets and liabilities of each fund are transferred to a corresponding North American fund.

Q. WHAT EFFECT WILL THE CONVERSIONS HAVE ON FEES AND EXPENSES?


     Except for the expense ratios of certain classes of two of the funds, the gross expense ratios of the funds after the conversions will be lower than the current gross expense ratios of the funds. Please see the discussion under "Description of the Conversions" in the attached proxy statement for a description of the conversions' effect on fees and expenses.


Q: WHO WILL BE THE TRUSTEES OF THE FUNDS AFTER THE CONVERSIONS?


     The Board of Trustees of the funds will be comprised of nine Trustees including five current independent Trustees of the AGSPC2 funds and one current Trustee who is affiliated with American General. See Exhibit B of this proxy statement for more specific information regarding the Trustees.


Q: WHY IS THE AMERICAN GENERAL NAME BEING REPLACED BY NORTH AMERICAN?


     After the conversions, the funds' names will change. The name American General Series Portfolio Company 2 is being replaced because the funds are being converted into corresponding series of the North American Funds.


Q: WHAT HAPPENS IF ONE OR MORE OF THE FUND CONVERSIONS ARE NOT APPROVED BY
   SHAREHOLDERS?


     If a fund conversion is not approved by shareholders, the Trustees of the fund will consider other options, such as having the fund continue as a fund of AGSPC2 or liquidating the fund. American General and/or its affiliates own shares of certain of the funds. See the disclosure of American General's share ownership of your fund in Exhibit F of this proxy statement.


Q: HOW DO THE TRUSTEES OF MY FUND RECOMMEND THAT I VOTE?

     Your Board of Trustees recommends that you vote FOR each proposal on the enclosed proxy card.

Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

     Please call 1-800-877-999-2434 for additional information. You can vote one of four ways:


        Use the enclosed proxy card to record your vote of For, Against or Abstain for each issue, then return the card in the postpaid envelope provided.



                                       or


        Call 1-877-260-0389 and record your vote by telephone. Please have your proxy card at hand when you call and enter the 12-digit Control Number found on the card, then follow the simple instructions.


                                       or


        Fax your completed and signed proxy card (both front and back sides) to our proxy tabulator at 1-212-440-9009.

Q: WHY ARE MULTIPLE CARDS ENCLOSED?

     If you own shares of more than one fund, you will receive a proxy card for each fund whose shares you own. Please sign, date and return or otherwise vote each proxy card you receive.

                  AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2

                     AMERICAN GENERAL SMALL CAP INDEX FUND
                   AMERICAN GENERAL SOCIALLY RESPONSIBLE FUND
                     AMERICAN GENERAL HIGH YIELD BOND FUND
                     AMERICAN GENERAL GROWTH LIFESTYLE FUND
                AMERICAN GENERAL MODERATE GROWTH LIFESTYLE FUND
              AMERICAN GENERAL CONSERVATIVE GROWTH LIFESTYLE FUND
                  AMERICAN GENERAL MUNICIPAL MONEY MARKET FUND
                   AMERICAN GENERAL SCIENCE & TECHNOLOGY FUND

May 2000

Dear Shareholder:

     I am writing to shareholders of the above listed funds of American General Series Portfolio Company 2 ("AGSPC2") to inform you of a special shareholder meeting to be held on June 22, 2000. Before that meeting I would like your vote on the important issues affecting your fund as described in the attached proxy statement.

     The proxy statement includes a proposal relating to the conversion of certain funds of AGSPC2 into corresponding series of North American Funds, a Massachusetts business trust. This proposal is intended to integrate the North American and American General mutual fund families and provide consistency and increased flexibility throughout the fund family. More specific information about the proposal is contained in the proxy statement. The conversion into a series of North American Funds is currently expected to be completed on or about July 7, 2000.


     In addition, you are being asked to approve a change in the investment adviser of the funds from The Variable Annuity Life Insurance Company ("VALIC"), the funds' current investment adviser, by approving investment advisory agreements for all of the Funds with American General Asset Management Corp. ("AGAM"), a newly acquired investment advisory subsidiary of American General Corporation, and to approve investment sub-advisory agreements with American General Investment Management, L.P. ("AGIM") for the funds other than the Science & Technology Fund (T. Rowe Price Associates, Inc. will continue to serve as investment sub-adviser for this fund). AGIM is the current investment sub-adviser to High Yield Bond Fund and the Municipal Money Market Fund. None of the other funds currently has an investment sub-adviser. If the new investment sub-advisory agreement is approved, AGIM will continue to serve as investment sub-adviser to the High Yield Bond Fund and the Municipal Money Market Fund and will become the investment sub-adviser to the other funds (except for Science & Technology Fund) as well.



     Class A and Class B shareholders of American General Small Cap Index Fund, American General Socially Responsible Fund, American General High Yield Bond Fund, and American General Science & Technology Fund are also being asked to raise the annual Rule 12b-1 distribution fee of Class A shares from 0.25% to 0.35% of each fund's average daily net assets. Class A and Class B shareholders of American General Growth Lifestyle Fund, American General Moderate Growth Lifestyle Fund and American General Conservative Growth Lifestyle Fund are being asked to approve a Rule 12b-1 distribution plan for their respective class of shares.


     THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL DESCRIBED IN THESE PROXY MATERIALS.

     I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, either complete, date, sign and return your proxy card(s) in the enclosed postage-paid envelope today or call 1-877-260-0389 and record your vote by telephone. You may also FAX your completed and signed proxy card (both front and back sides) to Shareholder Communications Corporation at 1-212-440-9009.

     You may receive more than one proxy card if you own shares in more than one fund. Please sign and return or otherwise vote each card you receive. Instructions on how to complete the proxy card, vote by telephone or vote via fax are included immediately after the Notice of Joint Special Meeting of Shareholders.

     If we do not receive your completed proxy card(s) after a few weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. The proxy solicitor will remind you to vote your shares. You may call Customer Service of the American General Fund Group directly at 1-877-999-2434, if you have any questions about the proxy.

     Thank you for your prompt attention to these matters and for participating in this important process.

                                            Sincerely,

                                            /s/ ALICE T. KANE
                                            ------------------------------------
                                            Alice T. Kane
                                            Chairman of the Board and President
                                            American General Series Portfolio
                                            Company 2

                  AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

                             ---------------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 2000

                             ---------------------


     NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the "Meeting") of the American General Small Cap Index Fund ("Small Cap Index Fund"), the American General Socially Responsible Fund ("Socially Responsible Fund"), the American General High Yield Bond Fund ("High Yield Bond Fund"), the American General Growth Lifestyle Fund ("Growth Lifestyle Fund"), the American General Moderate Growth Lifestyle Fund ("Moderate Growth Lifestyle Fund"), the American General Conservative Growth Lifestyle Fund ("Conservative Growth Lifestyle Fund"), the American General Municipal Money Market Fund ("Municipal Money Market Fund") and the American General Science & Technology Fund ("Science & Technology Fund"), each a series of American General Series Portfolio Company 2 ("AGSPC2")(each a "Fund" and together the "Funds"), will be held on June 22, 2000 at 3:00 p.m. Central Time, in Meeting Room 1, Plaza Level, Woodson Tower, at the offices of The Variable Annuity Life Insurance Company ("VALIC"), 2919 Allen Parkway, Houston, Texas 77019, for the following purposes:



1. To approve or disapprove an Agreement and Plan of Conversion and Termination (the "Conversion Plan") for each of the Funds providing for the conversion of each such Fund into a corresponding, newly created series (a "Successor Fund") of the North American Funds, a Massachusetts business trust, and in connection therewith, the acquisition by the Successor Fund of all of the assets of each such Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. Each Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of each Fund (All Funds vote).



2. To approve or disapprove an investment advisory agreement with American General Asset Management Corp. ("AGAM"), a newly acquired investment advisory subsidiary of American General Corporation ("American General"). The terms and conditions of the investment advisory agreement are similar to the Funds' investment advisory agreement with VALIC, the Funds' current investment adviser. The differences between the current investment advisory agreement with VALIC and the new investment advisory agreement with AGAM are the dates of execution and termination and that AGAM will serve as investment adviser in place of VALIC. In addition, the investment advisory fee under the investment advisory agreement with AGAM will increase in the case of the High Yield Bond Fund and the Socially Responsible Fund and decrease in the case of the Municipal Money Market Fund. The investment advisory fee will remain the same for Small Cap Index Fund, Growth Lifestyle Fund, Moderate Growth Lifestyle Fund, Conservative Growth Lifestyle Fund and Science & Technology Fund. (All Funds vote).



3. To approve or disapprove an investment sub-advisory agreement with American General Investment Management, L.P. ("AGIM"), a subsidiary of American General (which currently serves as investment sub-adviser to the High Yield Bond Fund and the Municipal Money Market Fund), as investment sub-adviser to each Successor Fund. In addition to continuing to serve as investment sub-adviser to the High Yield Bond Fund and the Municipal Money Market Fund, AGIM will become the investment sub-adviser to the remaining funds (except for Science & Technology Fund) which currently do not have an investment sub-adviser. T. Rowe Price Associates, Inc. will remain the investment sub-adviser to Science & Technology Fund (all Funds vote except Science & Technology Fund).


4. To approve or disapprove an increase in the Rule 12b-1 distribution fee (the amount each Fund spends annually to compensate its principal underwriter for shareholder servicing and distribution expenses) applicable to Class A shares of the Small Cap Index Fund, the Socially Responsible Fund, the High Yield Bond Fund, and the Science & Technology Fund from 25 basis points (0.25 of 1% of the average daily net assets attributable to the Funds' Class A shares) to 35 basis points (0.35 of 1% of the average daily net assets attributable to the Funds' Class A shares) (Class A and B shareholders of all Funds vote except Municipal Money Market Fund, Growth Lifestyle Fund, Moderate Growth Lifestyle Fund and Conservative Growth Lifestyle Fund).



5. To approve or disapprove a Rule 12b-1 distribution plan for the Class A and Class B shares of the Growth Lifestyle Fund, Moderate Growth Lifestyle Fund and Conservative Growth Lifestyle Fund (the "Lifestyle Funds") (Class A and Class B shareholders of the Lifestyle Funds vote only).



6. To approve or disapprove such other matters as may properly come before the Meeting or any adjournments thereof.


     The close of business on May 12, 2000 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON PLEASE SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR FOLLOW THE INSTRUCTIONS IMMEDIATELY AFTER THIS NOTICE RELATING TO TELEPHONE OR FAX VOTING SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY (OR PROXIES) WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                            By Order of the Board of Trustees

                                            /s/ NORI L. GABERT
                                            ------------------------------------
                                            Nori L. Gabert
                                            Secretary


May 31, 2000

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

     3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the registration. For example:

REGISTRATION                                           VALID SIGNATURE
------------                                           ---------------
CORPORATE ACCOUNTS
(1) ABC Corp...............................  (1) ABC Corp.
(2) ABC Corp...............................  (2) John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer...............  (3) John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan..........  (4) John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust..............................  (1) Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78....  (2) Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust
     f/b/o John B. Smith, Jr. UGMA.........  (1) John B. Smith
(2) John B. Smith..........................  (2) John B. Smith, Jr., Executor

                       INSTRUCTIONS FOR TELEPHONE VOTING

     1. Call 1-877-260-0389.

     2. Please have your Proxy Card at hand when you call.

     3. Enter the twelve-digit "Control No." found on the Proxy Card, then follow the simple recorded instructions.

                              INSTRUCTIONS FOR FAX VOTING

     1. Complete your Proxy Card.

     2. Fax your Proxy Card (both front and back sides) to Shareholder Communications Corporation at 1-212-440-9009.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE.............    2
PROPOSAL 1 -- APPROVE OR DISAPPROVE THE CONVERSION OF EACH
FUND INTO A CORRESPONDING SERIES OF NORTH AMERICAN FUNDS, A
MASSACHUSETTS BUSINESS TRUST (ALL FUNDS)....................    5
  Background................................................    5
  Selection of Massachusetts Business Trust Form of
     Organization...........................................    5
  Description of the Conversions............................    6
  The Successor Trust.......................................    9
  Certain Comparative Information About AGSPC2 and the
     Successor Trust........................................   10
  Current and Successor Investment Advisory Agreements......   13
  Federal Income Tax Consequences...........................   13
  Administrative Services Agreement.........................   13
  Accounting Services Agreement.............................   14
  Current and Successor Distribution Arrangements...........   14
  Custodian of AGSPC2 and the Successor Trust...............   14
  Names.....................................................   14
  Certain Votes to be Taken Prior to the Conversions........   14
  Investment Objectives and Policies........................   15
  Appraisal Rights..........................................   15
  Recommendation of Trustees................................   15
PROPOSAL 2 -- APPROVE OR DISAPPROVE AN INVESTMENT ADVISORY
AGREEMENT WITH AMERICAN GENERAL ASSET MANAGEMENT (ALL
FUNDS)......................................................   17
  Information About VALIC...................................   17
  Information About AGAM....................................   17
  Terms of the Current Advisory Agreements..................   19
  Terms of the AGAM Advisory Agreement......................   19
  Portfolio Transactions (AGAM).............................   21
  Recommendation of Trustees................................   22
  Required Vote.............................................   22
PROPOSAL 3 -- APPROVE OR DISAPPROVE AN INVESTMENT
SUB-ADVISORY AGREEMENT WITH AMERICAN GENERAL INVESTMENT
MANAGEMENT, L.P. (ALL FUNDS EXCEPT SCIENCE & TECHNOLOGY
FUND).......................................................   23
  Information About AGIM....................................   23
  Comparison of the Current Sub-Advisory Agreement and the
     New Sub-Advisory Agreement.............................   24
  Terms of the New Sub-Advisory Agreement...................   25
  Portfolio Transactions....................................   26
  Recommendation of Trustees................................   26
  Required Vote.............................................   27
PROPOSAL 4 -- APPROVE OR DISAPPROVE AN INCREASE IN THE RULE
12b-1 DISTRIBUTION FEES CHARGED TO CLASS A SHAREHOLDERS OF
THE FUNDS FROM 25 TO 35 BASIS POINTS (CLASS A AND B
SHAREHOLDERS OF ALL FUNDS EXCEPT MUNICIPAL MONEY MARKET
FUND, GROWTH LIFESTYLE FUND, MODERATE GROWTH LIFESTYLE FUND
AND CONSERVATIVE GROWTH LIFESTYLE FUND).....................   27
  Recommendation of Trustees................................   28
  Required Vote.............................................   28
PROPOSAL 5 -- APPROVE OR DISAPPROVE A DISTRIBUTION PLAN
PURSUANT TO RULE 12b-1 OF THE 1940 ACT (CLASS A AND B
SHAREHOLDERS OF GROWTH LIFESTYLE FUND, MODERATE GROWTH
LIFESTYLE FUND AND CONSERVATIVE GROWTH LIFESTYLE FUND)......   29
  Background................................................   29
  The Lifestyle Funds Plan..................................   29
  Recommendation of Trustees................................   29
  Required Vote.............................................   30

                                                              PAGE
                                                              ----
VOTING INFORMATION CONCERNING THE MEETING...................   30
  Record Date, Quorum and Method of Tabulation..............   30
  Beneficial Ownership......................................   31
  Solicitation of Proxies...................................   31
  Revocation of Proxies.....................................   31
  Shareholder Proposals at Future Meetings of
     Shareholders...........................................   31
  Adjournment...............................................   31
  Annual and Semi-Annual Reports to Shareholders............   31
OTHER BUSINESS..............................................   32
EXHIBIT A...................................................  A-1
EXHIBIT B...................................................  B-1
EXHIBIT C...................................................  C-1
EXHIBIT D...................................................  D-1
EXHIBIT E...................................................  E-1
EXHIBIT F...................................................  F-1
EXHIBIT G...................................................  G-1

                  AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

                             ---------------------

                                PROXY STATEMENT
                     SPECIAL JOINT MEETING OF SHAREHOLDERS
                                 JUNE 22, 2000

                             ---------------------


     This proxy statement is furnished in connection with the solicitation by the Board of Trustees of American General Series Portfolio Company 2 ("AGSPC2") of shareholders of the following series of AGSPC2: the American General Small Cap Index Fund, the American General Socially Responsible Fund, the American General High Yield Bond Fund, the American General Growth Lifestyle Fund, the American General Moderate Growth Lifestyle Fund, the American General Conservative Growth Lifestyle Fund, the American General Municipal Money Market Fund and the American General Science & Technology Fund (each a "Fund," and together, the "Funds") for the joint special meeting of shareholders to be held on June 22, 2000 at 3:00 p.m. Central Time, in Meeting Room 1, Plaza Level, Woodson Tower at the offices of The Variable Annuity Life Insurance Company ("VALIC"), 2919 Allen Parkway, Houston, Texas 77019, and any adjournments thereof (the "Meeting"). A notice of the Meeting and a proxy card (or proxy cards if you are a shareholder of more than one Fund) accompany this proxy statement. Shareholders of record at the close of business on May 12, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying Notice of Meeting and proxy card(s) are first being mailed to shareholders on or about May 31, 2000.

                SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

PROPOSAL 1 -- CONVERSION OF EACH FUND

     MATTER REQUIRING SHAREHOLDER VOTE          FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
     ---------------------------------          --------------------------------------------
Approval of an Agreement and Plan of                             All Funds
Conversion and Termination (the "Conversion
Plan") for each Fund providing for the
conversion of the Fund into a corresponding,
newly created series (each a "Successor
Fund") of the North American Funds, a
Massachusetts business trust, resulting in
the acquisition by the corresponding
Successor Fund of all of the assets of the
Fund in exchange for shares of the Successor
Fund, and the assumption by the Successor
Fund of all of the liabilities of the Fund.
Each Conversion Plan also provides that
shares of the Successor Fund will be
distributed to shareholders of the Fund and
the Fund will then be liquidated and
subsequently terminated. The Trustees
recommend that the shareholders of each Fund
approve the Conversion Plan.

PROPOSAL 2 -- CONSIDERATION OF A NEW INVESTMENT ADVISORY AGREEMENT WITH AMERICAN
              GENERAL ASSET MANAGEMENT CORP.


     MATTER REQUIRING SHAREHOLDER VOTE          FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
     ---------------------------------          --------------------------------------------
American General Asset Management Corp.                          All Funds
("AGAM") formerly named CypressTree Asset
Management Corporation, Inc., is a newly
acquired investment advisory subsidiary of
American General Corporation ("American
General"). If approved by the shareholders,
AGAM will serve as the investment adviser to
each Successor Fund. AGAM currently serves
as investment adviser to the other funds in
the North American family of funds. The
terms and conditions of the investment
advisory agreement are similar to the Funds'
investment advisory agreement with VALIC,
the Funds' current investment adviser,
except for the dates of execution and termi-
nation and that AGAM will serve as
investment adviser in place of VALIC. In
addition, the investment advisory fee under
the investment advisory agreement with AGAM
will increase in the case of the High Yield
Bond Fund and the Socially Responsible Fund
and decrease in the case of the Municipal
Money Market Fund. The investment advisory
fee will remain the same for the remaining
funds. The Trustees recommend that the
shareholders of each Fund approve the
investment advisory agreement with AGAM.

PROPOSAL 3 -- CONSIDERATION OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH
              AMERICAN GENERAL INVESTMENT MANAGEMENT, L.P.


     MATTER REQUIRING SHAREHOLDER VOTE          FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
     ---------------------------------          --------------------------------------------
AGAM has hired American General Investment      All Funds except the Science & Technology
Management, L.P. ("AGIM"), also a subsidiary    Fund
of American General, to serve as investment
sub-adviser to the Funds. AGIM already
currently serves as investment sub-adviser
to the High Yield Bond Fund and the
Municipal Money Market Fund. Small Cap Index
Fund, Socially Responsible Fund, Growth
Lifestyle Fund, Moderate Growth Lifestyle
Fund and Conservative Growth Lifestyle Fund
do not currently have investment
sub-advisers. T. Rowe Price Associates, Inc.
serves as the investment sub-adviser to the
Science & Technology Fund. Subject to
approval of the shareholders, AGIM will
serve as investment sub-adviser to each of
the Successor Funds, except the Science &
Technology Fund. T. Rowe Price Associates,
Inc. will continue to serve as investment
sub-adviser to the Science & Technology Fund
under an investment sub-advisory agreement
with terms that are substantially identical
to the investment sub-advisory agreement
under which it currently serves except for
its dates of execution and termination. The
Trustees recommend that the shareholders of
each Fund (except the Science & Technology
Fund) approve an investment sub-advisory
agreement with AGIM.

PROPOSAL 4 -- APPROVE OR DISAPPROVE AN INCREASE IN THE RULE 12b-1 DISTRIBUTION
              FEE FOR THE CLASS A SHARES OF CERTAIN OF THE FUNDS


     MATTER REQUIRING SHAREHOLDER VOTE          FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
     ---------------------------------          --------------------------------------------
The Class A shares of the Small Cap Index       Class A and Class B shareholders of all
Fund, the Socially Responsible Fund, the        Funds except Municipal Money Market Fund,
High Yield Bond Fund and the Science &          Growth Lifestyle Fund, Moderate Growth
Technology Fund (the "Rule 12b-1 Funds")        Lifestyle Fund and Conservative Growth
currently have Distribution Plans adopted       Lifestyle Fund
for the Funds' Class A shares pursuant to
Rule 12b-1 under the Investment Company Act
of 1940, as amended (the "1940 Act"). The
Rule 12b-1 Funds' Class A and Class B
shareholders are being asked in this
Proposal to increase the Rule 12b-1
distribution fee (the amount the Funds spend
annually to compensate their principal
underwriter for shareholder servicing and
distribution expenses) for Class A shares,
from 25 basis points (0.25 of 1% of the
average daily net assets attributable to the
Rule 12b-1 Funds' Class A shares) to 35
basis points (0.35 of 1% of the average
daily net assets attributable to the Rule
12b-1 Funds' Class A shares). The current
principal underwriter of each Rule 12b-1
Fund is American General Distributors, Inc.,
a subsidiary of American General. American
General Funds Distributors, Inc., also a
subsidiary of American General, will become
the Funds' principal underwriter. Although
only the Class A shares' Rule 12b-1
distribution fee will change, Class B
shareholders are also being asked to approve
the increase because their Class B shares
convert to Class A shares after six years.
The Trustees recommend that the shareholders
of each Rule 12b-1 Fund approve an increase
in the Rule 12b-1 distribution fee for the
Class A shares of the Rule 12b-1 Funds from
25 to 35 basis points.



PROPOSAL 5 -- APPROVE OR DISAPPROVE A DISTRIBUTION PLAN PURSUANT TO RULE 12b-1
              UNDER THE 1940 ACT FOR THE CLASS A AND CLASS B SHARES OF CERTAIN OF THE FUNDS



     MATTER REQUIRING SHAREHOLDER VOTE          FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
     ---------------------------------          --------------------------------------------
The Class A and Class B shares of the Growth    Class A and Class B shareholders of the
Lifestyle Fund, Moderate Growth Lifestyle       Growth Lifestyle Fund, Moderate Growth
Fund and Conservative Growth Lifestyle Fund     Lifestyle Fund and Conservative Growth
(the "Lifestyle Funds") do not currently        Lifestyle Fund
have a Rule 12b-1 distribution plan. The
Class A and Class B shareholders of the
Lifestyle Funds are being asked to adopt a
Rule 12b-1 distribution plan for their
respective class. Pursuant to the plan,
Class A shares would be subject to an annual
distribution fee of up to 0.35% of average
daily net assets. Class B shares would be
subject to an annual distribution fee of up
to 1.00% of average daily net assets.
Because such expenses are already currently
borne indirectly by the Lifestyle Funds and,
if the plan is adopted, will no longer be
borne indirectly, there would be no overall
change in shareholder expenses if such Rule
12b-1 plans are adopted.

                                     PART I

               PROPOSAL 1 -- APPROVE OR DISAPPROVE THE CONVERSION
                  OF EACH FUND INTO A CORRESPONDING SERIES OF
                             NORTH AMERICAN FUNDS,
                         A MASSACHUSETTS BUSINESS TRUST

                                (ALL FUNDS VOTE)


     At the Meeting, the shareholders of each Fund will be asked to approve the Agreement and Plan of Conversion and Termination (the "Conversion Plan") for their Fund. The Plan provides for the conversion (the "Conversion") of each Fund into a corresponding series (each a "Successor Fund," and together, the "Successor Funds") of North American Funds, a Massachusetts business trust (the "Successor Trust"). The Conversions are part of an overall restructuring of the funds comprising AGSPC2, each of which is currently advised by VALIC, a subsidiary of American General Corporation ("American General"). American General Asset Management Corp. (formerly CypressTree Asset Management Corporation, Inc.) ("AGAM"), serves as investment adviser to the North American Funds.

BACKGROUND


     On February 25, 2000, American General entered into a Purchase Agreement (the "Purchase Agreement") with CypressTree Investments, Inc. ("CypressTree") and certain other parties. Pursuant to the Purchase Agreement, American General acquired substantially all of the assets of CypressTree, including all of the stock of AGAM and American General Funds Distributors, Inc. (formerly CypressTree Funds Distributors, Inc.)("AGFD"), the principal distributor of the North American Funds. American General paid a purchase price of $16.5 million in cash to CypressTree, $6.75 million of which was placed in escrow pending a determination of certain adjustments to the purchase price. The acquisition was consummated on March 10, 2000. As a result, AGAM and AGFD became direct wholly-owned subsidiaries of American General.


     It is proposed that the Funds reorganize into the North American Funds family of mutual funds. The proposed reorganizations are part of a larger set of transactions that are intended to improve the retail and certain of the variable insurance funds in the American General family of funds by providing an improved selection of portfolio managers with stronger historical performance and fund products, as well as enhanced distribution, operational and client servicing support capabilities.


     The restructuring into series of the North American Funds will cause the Funds' governance to be under a Massachusetts business trust rather than its current governance under a Delaware business trust. THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES WILL NOT CHANGE. As discussed under Proposal 2, AGAM, the newly acquired investment subsidiary of American General, is proposed to serve as the investment adviser to each Fund. As discussed in Proposal 3, AGIM is proposed to serve as the investment sub-adviser to each Fund (other than the Science & Technology Fund). T. Rowe Price Associates, Inc. ("T. Rowe Price") remains the investment sub-adviser to the Science & Technology Fund. AGFD will become the principal underwriter of shares of the Funds. By forming a single family of mutual funds, the overall restructuring generally offers shareholders the opportunity to pursue the same investment objective in a fund that offers a greater potential for growth. Although the Rule 12b-1 fees for Class A shares of certain of the Funds and the overall expenses of certain classes of two of the Funds will increase, the restructuring will allow the Funds to maximize their potential for greater operational efficiencies. This could result in possible economies of scale, including Fund expenses that would be sustainable at a lower rate, and opportunities for greater diversification of investment risk.


SELECTION OF MASSACHUSETTS BUSINESS TRUST FORM OF ORGANIZATION

     On March 2, 2000, the Board of Trustees of AGSPC2 unanimously approved reorganizing the Funds as separate series of the North American Funds, a Massachusetts business trust. Each Fund is currently organized as a series of a Delaware business trust. The primary reason for reorganizing the funds into newly created series of a Massachusetts business trust is to facilitate governance of the Funds under a single set of organizational documents following American General's acquisition of substantially all of the assets of CypressTree. As series of a Massachusetts business trust, the Funds would retain flexibility with respect to corporate governance similar to that of the Delaware business trust. See "Certain Comparative Information About AGSPC2 and the Successor Trust."


DESCRIPTION OF THE CONVERSIONS


     The detailed terms and conditions of each Conversion are contained in a Conversion Plan applicable to each Fund. The information in this proxy statement with respect to each Conversion Plan is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Conversion Plan, a copy of which is attached to this proxy statement as Exhibit A.

     It is anticipated that each of the Funds will participate in the Conversion and that the Conversion, if approved by the shareholders of each Fund, will be effected contemporaneously as to each Fund. If shareholders of one or more of the Funds do not approve the Conversion, the Board of Trustees will consider other options that are in the best interest of that Fund and its shareholders such as having the Fund continue as currently organized or liquidating the Fund. Any Fund that has received shareholder approval for the Conversion may nevertheless implement the Conversion regardless of the results of any other Fund.


     If the shareholders of a Fund approve the Conversion and the conditions of the Conversion are satisfied, all of the assets and liabilities of that Fund will be transferred to the corresponding Successor Fund and each shareholder of the Fund will receive shares of the Successor Fund. The shares of the Successor Fund received in the Conversion will be issued to the corresponding Fund in consideration of the transfer to the Successor Fund by the Fund of all assets and liabilities of the Fund. Immediately thereafter, each Fund will liquidate and distribute the shares of the Successor Fund to its shareholders. Holders of Class A, Class B, Institutional Class I shares and Institutional Class II shares will receive Class A, Class B, Institutional Class I and Institutional Class II shares of the Successor Funds, respectively. The fees and expenses attributable to each Class of shares (except for the investment advisory fee of the Socially Responsible Fund, the High Yield Bond Fund and the Municipal Money Market Fund as described below) generally are similar to the fees and expenses of the Successor Fund shares received except in the case of Class A shares of the Small Cap Index Fund, the Socially Responsible Fund, the High Yield Bond Fund and the Science & Technology Fund ("the Rule 12b-1 Funds") whose Class A and Class B shareholders are being asked to approve an increase in their Rule 12b-1 distribution fee from 25 to 35 basis points. See Proposal 4. In addition, overall expenses will increase for Class A shares of the Science & Technology Fund and for the Class B shares of the High Yield Bond Fund (see discussion below). The fees and expenses applicable to the various classes of shares are described below. As a result of the Conversion, each shareholder will receive, in exchange for his or her Fund shares, shares of the Successor Fund with a total net asset value equal to the total net asset value of the shareholder's Fund shares immediately prior to the consummation of the Conversion.


     Because the Conversion will be effected at net asset value without the imposition of a sales charge, the shares acquired by shareholders pursuant to the proposed Conversion will not be subject to any initial sales charge or contingent deferred sales charge ("CDSC") as a result of the Conversion. However, Class B shares acquired as a result of the Conversion would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of the Funds. Accordingly, the CDSC schedule of Class B shares of the Funds in effect at the time Class B shares of the Funds were originally purchased will continue to be applicable to the Class B shares of the Successor Funds received upon consummation of the Conversions. New purchases of Class B shares of the Successor Funds will be subject to the CDSC schedule described below under "Class B Shares."


     The shares of the Funds and the Successor Funds have similar characteristics. The following is a summary description of charges and fees for the Class A, Class B, Institutional Class I and Institutional Class II shares which will be received by shareholders in the Conversion.



     Class A Shares. Class A shares of the Successor Funds have a maximum front-end sales charge of up to 5.75%, no CDSC and are generally subject to a Rule 12b-1 distribution and service fee of up to 0.35%. The current Rule 12b-1 distribution fee for Class A shares of the Funds is 0.25% with the exception of Growth Lifestyle Fund, Moderate Growth Lifestyle Fund and Conservative Growth Lifestyle Fund (the "Lifestyle Funds") which currently do not have a Rule 12b-1 distribution plan. The Class A shares of the Successor

Fund to the Municipal Money Market Fund do not have a Rule 12b-1 distribution fee. No initial sales charge will be imposed on Class A New Shares received by shareholders in the Conversion. A CDSC of 1% may be imposed on purchases over $1 million if redeemed within one year.



     Class B Shares. Class B shares of the Successor Funds have no front-end sales charge. Class B shares of the Successor Funds have a CDSC which decreases from 5.00% in the first two years that the shares are held, to 4.00% in the third year, 3.00% in the fourth year, 2.00% in the fifth year, and 1.00% in the sixth year and 0.00% thereafter. The Class B shares of the Funds have a current CDSC of 5.00% in the first year declining to 1.00% in the fifth year and 0.00% thereafter. Class B shares of the Funds and the Successor Funds (except for the Municipal Money Market Fund) have a Rule 12b-1 distribution fee of up to 1.00% (with the exception of the Lifestyle Funds which currently do not pay a Rule 12b-1 distribution fee). Class B shares of the Successor Funds generally convert to Class A shares approximately eight years after purchase (the Class B shares of the Funds currently convert after six years). Class B shares of the Successor Funds received in the Conversions will be subject to the conversion schedule of the Class B shares purchased prior to the Conversion and will automatically convert to Class A Shares six years after purchase.



     Institutional Class I Shares. Institutional Class I shares of the Successor Funds are sold without a front-end sales charge or a CDSC and are not subject to a Rule 12b-1 distribution fee. Institutional Class I shares of the Successor Funds (except for the Successor Funds to the Lifestyle Funds) are subject to a 0.25% administrative services fee.


     Institutional Class II Shares. Institutional Class II shares of the Successor Funds are sold without a front-end sales charge or a CDSC and are not subject to any Rule 12b-1 distribution fees.

     Following the Conversions, the investment advisory fees for the Successor Funds of the High Yield Bond Fund and the Socially Responsible Fund will be higher than those of their corresponding Fund; for the Successor Fund of the Municipal Money Market Fund, investment advisory fees will be lower; and for the Science & Technology Fund, the Small Cap Index Fund, the Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund, investment advisory fees will not change. See Proposal 2 below.

     Except for the expense ratios of Class A of the Science & Technology Fund and of Class B of the High Yield Bond Fund (which are shown in the tables below), the gross expense ratios of the Successor Funds after the Conversions will be lower than the current expense ratios of the Funds. Because the Funds are currently subject to fee waivers and expense reimbursements that VALIC believes are unlikely to be sustainable, the Conversions are generally expected to result in sustainable expense levels that, while higher than the current net expense levels of the Funds, are lower than the expenses that would have been borne absent such fee waivers and expense reimbursements.

THE FOLLOWING TABLES APPLY TO CLASS A SHARES OF THE SCIENCE & TECHNOLOGY FUND AND CLASS B SHARES OF THE HIGH YIELD BOND FUND:


     The following tables show for Science & Technology Fund and High Yield Bond Fund and for the corresponding pro forma Successor Funds, assuming consummation of the Conversions, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A and Class B shares, as applicable, of each Fund. These tables are provided for these classes of shares of these Funds and their Successor Funds because overall expenses of the corresponding Successor Funds are expected to be slightly higher than those of the Funds because, in the case of the Science & Technology Fund, its Class A shares currently pay a Rule 12b-1 distribution fee at an annual rate of 0.25% of average daily net assets while its corresponding Successor Fund pays a Rule 12b-1 distribution fee at an annual rate of 0.35% of daily net assets, and in the case of the High Yield Bond Fund, the investment advisory fee will increase from 0.70% to 0.825% of average daily net assets. See Proposals 2 and 4 below. In the case of the Science & Technology Fund net expenses will be the same for the corresponding Successor Fund after expense reimbursements as for the Fund prior to the Conversion.


     The amounts for the Class A shares of Science & Technology Fund and for the Class B shares of the High Yield Bond Fund set forth in the following tables and examples are based on the expenses of the Funds for the fiscal year ended October 31, 1999. The pro forma amounts for the Class A and Class B shares of the Successor Funds are based on what the estimated combined expenses of those Successor Funds would have been for the fiscal year ended October 31, 1999.


     All tables assume reinvestment of dividends and capital gain distributions. As the following tables suggest and as discussed above, because the Funds are currently subject to fee waivers and expense reimbursements that American General believes are unlikely to be sustainable, the Conversions are generally expected to result in sustainable expense levels that, while higher than the net expenses of the Funds, are lower than the expenses that would have been borne absent such fee waivers and expense reimbursements. Of course, there can be no assurance that the Conversions will result in expense savings for shareholders.


        COMPARISON OF CLASS A SHARES OF SCIENCE & TECHNOLOGY FUND AND OF
           CLASS B SHARES OF HIGH YIELD BOND FUND WITH CORRESPONDING
                      SHARES OF SUCCESSOR FUNDS PRO FORMA


                                         FUNDS                          SUCCESSOR FUNDS PRO FORMA
                        ---------------------------------------  ---------------------------------------
                           SCIENCE &                                SCIENCE &
                        TECHNOLOGY FUND   HIGH YIELD BOND FUND   TECHNOLOGY FUND   HIGH YIELD BOND FUND
                            CLASS A             CLASS B              CLASS A             CLASS B
                        ---------------   --------------------   ---------------   --------------------
SHAREHOLDER
  TRANSACTION EXPENSES
Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).....       5.75%       None                         5.75%       None
Contingent Deferred
  Sales Charge (as a
  percentage of
  original purchase
  price or redemption
  proceeds, whichever
  is lower)...........      None(1)      5.00% in the first          None(1)      5.00% in the first two
                                         year declining to                        years declining to
                                         1.00% in the fifth                       1.00% in the sixth
                                         year and 0.00%                           year and 0.00%
                                         thereafter                               thereafter(2)
ANNUAL FUND OPERATING
  EXPENSES (AS A
  PERCENTAGE OF
  AVERAGE DAILY NET
  ASSETS)
Management Fee (3)....       0.90%           0.70%                    0.90%           0.83%
12b-1 Fees............       0.25%           1.00%                    0.35%           1.00%
Other Expenses........       1.00%           0.67%                    1.00%           0.58%

                                                                     -------          -------
Annual Fund Operating
  Expenses............       2.15%           2.37%                    2.25%           2.41%

                                                                     -------          -------

                                                                     -------          -------
Expense Waiver/
  Reimbursement.......      (0.70)%          (0.37)%                 (0.80)%          (0.21)%
Net Expenses..........       1.45%           2.00%                    1.45%           2.20%


---------------

(1) Purchases of Class A shares of the Funds of $1 million or more are subject to a CDSC of 1% if redeemed within 1 year and of 0.5% if redeemed within 2 years. Purchases of Class A shares of the Successor Funds of $1 million or more are subject to a CDSC of 1% if redeemed within 1 year.

(2) Holders of Class B Shares of the Successor Fund received in the Conversion will be subject to the schedule of CDSC's currently applicable to Class B Shares of High Yield Bond Fund.

(3) After waivers, the investment advisory fee for the Class A shares of Science & Technology Fund and for Class B Shares of High Yield Bond Fund was 0.20% and 0.33% respectively. After waivers, the investment advisory fee for the Class A shares of Science & Technology Fund pro forma and for Class B shares of High Yield Bond Fund pro forma would have been 0.10% and 0.62%, respectively.

     Examples. The following tables show respectively for the Class A shares of Science & Technology Fund and for Class B shares of High Yield Bond Fund and for the Class A shares of Science & Technology Fund pro forma and Class B shares of High Yield Bond Fund pro forma, assuming consummation of the Conversion, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $10,000 investment for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. The tables also show the effect if the shares are not redeemed. In the case of High Yield Bond Fund pro forma, the examples for Class B shares reflect the CDSC schedule applicable to Class B shares of High Yield Bond Fund.

                           SCIENCE & TECHNOLOGY FUND

                                                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                         --------   -----------   ----------   ---------
Class A (assuming redemption at the end of the             $714       $1,008        $1,323      $2,215
  period)..............................................
Class A (assuming no redemption at the end of the          $714       $1,008        $1,323      $2,215
  period)..............................................

                      SCIENCE & TECHNOLOGY FUND PRO FORMA

                                                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                         --------   -----------   ----------   ---------
Class A (assuming redemption at the end of the             $714       $1,008        $1,323      $2,215
  period)..............................................
Class A (assuming no redemption at the end of the          $714       $1,008        $1,323      $2,215
  period)..............................................

                              HIGH YIELD BOND FUND

                                                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                         --------   -----------   ----------   ---------
Class B (assuming redemption at the end of the
  period)..............................................    $718        $956         $1,195      $2,332(1)
Class B (assuming no redemption at the end of the
  period)..............................................    $203        $628         $1,079      $2,332(1)

                         HIGH YIELD BOND FUND PRO FORMA

                                                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                         --------   -----------   ----------   ---------
Class B (assuming redemption at the end of the
  period)..............................................    $737       $1,015        $1,296      $2,539(1)
Class B (assuming no redemption at the end of the
  period)..............................................    $223       $  688        $1,181      $2,539(1)

---------------

(1) Assumes Conversion to Class A shares after six years.

     The purpose of the foregoing examples is to assist shareholders, who currently hold Class A shares of Science & Technology Fund and/or Class B shares of High Yield Bond Fund, in understanding the various costs and expenses that an investor in the Successor Funds as a result of the Conversion would bear directly or indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder of Class A shares of Science & Technology Fund and of Class B shares of High Yield Bond Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.


     If approved by shareholders of a Fund, it is currently contemplated that the Conversion will become effective as to that Fund on or about July 7, 2000. A Conversion may, however, become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Conversion not be satisfied at that time. Notwithstanding prior shareholder approval, the Conversion Plan may be terminated as to any Fund at any time prior to its implementation by the mutual agreement of the parties thereto.



THE SUCCESSOR TRUST


     The Successor Trust was established pursuant to an Agreement and Declaration of Trust under the laws of the Commonwealth of Massachusetts. The Successor Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Successor Trust consists of the Successor Funds and other mutual funds of the same asset class.


     It is anticipated that on the date of the Conversions, the Board of Trustees of the Successor Trust will be comprised of nine Trustees. It is anticipated that five current Trustees of AGSPC2 who are not "interested persons" of AGSPC2 or of the Successor Trust and one current Trustee who is such an "interested person" of both AGSPC2 and of the Successor Trust will be elected to the Board of the Successor Trust during a special meeting of the Successor Trust's current shareholders to be held on June 1, 2000. It is anticipated that the other Trustees will be two current Trustees of the Successor Trust who are not "interested persons" of the Successor Trust and one person who is an "interested person" of the Successor Trust. Accordingly, six of the nine Trustees who will have ultimate responsibility for the oversight and management of the Successor Funds subsequent to the Conversions, are expected to be the same as for the Funds of AGSPC2. Information with respect to the Trustees anticipated to comprise the Board of Trustees of the Successor Trust at the time of the Conversions is set forth in Exhibit B.


     The Successor Trust is authorized to issue its shares divisible into two or more series of shares as the Board of Trustees deems necessary and desirable. Each series of shares will be a separate and distinct series of the Successor Trust. All consideration received for the issue or sale of shares of a particular series of a Successor Trust, all assets in which such consideration is invested or reinvested, and all income, earnings and profits and proceeds derived from such investments will be allocated to that series. The Successor Trust's Amended and Restated Agreement and Declaration of Trust ("North American Declaration of Trust") provides that the Board of Trustees of the Successor Trust may: (i) establish and designate separate and distinct series; (ii) issue the shares of any series in any number of classes; (iii) fix and determine the relative rights and preferences as between the shares of the separate series; and (iv) divide or combine the shares of any series or any class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class, without any further action by the shareholders of the Successor Trust.

     The North American Declaration of Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the North American Declaration of Trust; and (b) with respect to such additional matters relating to the Successor Trust as may be required by
(i) applicable law, (ii) the North American Declaration of Trust or any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of the Successor Trust, while others will require a vote of the Successor Trust's shareholders as a whole. All shares of all series vote in the aggregate for the election or removal of Trustees of the Successor Trust.

     As required by the 1940 Act, shareholders of each series of the Successor Trust, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of the Successor Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT AGSPC2 AND THE SUCCESSOR TRUST

     As a Massachusetts business trust, the Successor Trust's operations will be governed by the North American Declaration of Trust and its By-laws (the "North American By-laws") rather than by the Delaware law and the Agreement and Declaration of Trust of AGSPC2 (the "AGSPC2 Declaration of Trust"), and its By-laws (the "AGSPC2 By-laws"), respectively. Each of the Successor Funds and the Funds is subject to the 1940 Act and regulation by the Securities and Exchange Commission (the "Commission"). As discussed below, certain of the differences between AGSPC2 and the Successor Trust derive from provisions of the North American Declaration of Trust and By-laws. Shareholders entitled to vote at the meeting may obtain a copy of the North American Declaration of Trust and By-laws without charge, by calling 1-800-872-8037, extension 515 and may obtain a copy of the AGSPC2 Declaration of Trust and By-laws, also without charge, by calling Customer Service of American General Fund Group at 1-877-999-2434.


     Meetings of Shareholders. The AGSPC2 Declaration of Trust provides that the Trustees may call a meeting of the shareholders. The Trustees of AGSPC2 shall promptly give notice of a meeting of shareholders for the purpose of voting upon the removal of a Trustee of AGSPC2 when requested to do so in writing by shareholders holding at least 10% of the shares outstanding. However, if the Trustees fail to call a meeting after written application by shareholders holding at least 10% of the shares outstanding requesting that a meeting be called for a purpose requiring shareholder action, shareholders holding at least 10% of the shares outstanding may call the meeting. By contrast, the North American Declaration of Trust gives the Trustees and shareholders holding at least 25% of the shares then outstanding the right to call a meeting of the shareholders.


     Quorums. The AGSPC2 Declaration of Trust and the AGSPC2 By-laws provide that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders meeting of AGSPC2. The North American Declaration of Trust provides that 30% of the shares entitled to vote constitutes a quorum at all meetings of the shareholders. The Declarations of Trust and the By-laws of both AGSPC2 and North American Funds provide that a majority of Trustees then in office constitutes a quorum for a meeting of the Trustees.


     Required Vote. Under the North American Declaration of Trust, a plurality of shares (the greatest number of the shares voted) at a meeting at which a quorum is present elects a Trustee. A majority of the shares voted decides any other questions, except that a vote of a "majority of the outstanding shares," as defined in the 1940 Act, is required for purposes of the merger, consolidation or sale of substantially all of the assets of the Trust, or the amendment of the Declaration of Trust to adversely affect the rights of certain shareholders. Under the 1940 Act, a vote of a "majority of the outstanding shares" means (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust ("Majority Vote").


     Under the AGSPC2 Declaration of Trust, a majority shareholder vote as defined in the Declaration of Trust decides any question. A majority shareholder vote generally means all shares represented in person or by proxy and entitled to vote on such action. In the cases of an amendment to the Declaration of Trust if the amendment adversely affects the rights of shareholders and the reorganization or termination of the Trust a majority shareholder vote means a majority of all shares outstanding and entitled to vote. A plurality is required for the election of a Trustee.

     Trustees. The North American Declaration of Trust requires that the number of Trustees shall be no less than three, while the AGSPC2 Declaration of Trust states that the number of Trustees shall be no more than 10 and no less than the number determined by a written instrument signed by a majority of the Trustees. Pursuant to the AGSPC2 Declaration of Trust, any Trustee may be removed by (i) a vote of a majority of the shares cast in person or by proxy at any meeting called for that purpose, or (ii) a written declaration signed by the holders of not less than a majority of the shares. The North American Declaration of Trust provides that a Trustee may be removed with or without cause at any time by (i) action of two-thirds of the Trustees, or (ii) a vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose of removal.

     Vacancies. The North American and AGSPC2 Declarations of Trust contain substantially similar provisions for the filling of vacancies on the Board of Trustees. A vacancy on either Board may be filled by a majority of the remaining Trustees, subject to the requirements of the 1940 Act.

     Liability and Indemnification of Trustees. The AGSPC2 Declaration of Trust provides that AGSPC2 will indemnify Trustees and officers against all liabilities incurred in connection with any action in which the Trustee or officer was involved by reason of having been a Trustee or officer of AGSPC2. However, AGSPC2 will not indemnify any Trustee or officer for a criminal proceeding or with respect to any matter for which a determination has been made that the Trustee or officer (i) did not act in good faith, or (ii) acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of the Trustee or officer. Such a determination will be made by either a vote of a majority of a quorum of disinterested Trustees or by independent legal counsel in a written opinion.

     The North American Declaration of Trust provides that the Trustees and officers shall be indemnified against all liabilities incurred while in office or thereafter by reason of being a Trustee or officer of the North American Funds except for liabilities concerning acts with respect to which it has been determined that such person did not act in the best interest of the Trust or acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. A determination of indemnification may be made by a majority of a quorum of disinterested shareholders or by independent legal counsel.

     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the North American Declaration of Trust disclaims shareholder liability for acts or obligations of the trust and/or the Successor Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the North American Funds, the Successor Funds or the Trustees. The North American Declaration of Trust provides for indemnification out of Successor Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Successor Fund. Accordingly, the risk of a shareholder of a Successor Fund incurring financial loss as a result of as a result of shareholder liability is limited to circumstances in which the Successor Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote. Unlike Massachusetts law, the applicable Delaware statute expressly provides for limited liability of shareholders of Delaware business trusts.

     Termination. The AGSPC2 Declaration of Trust allows for the termination of the Trust at any time by a vote of a majority of the Trustees, subject to the vote of not less than a majority of the shares outstanding and entitled to vote or by an instrument in writing without a meeting consented to by the holders of not less than a majority of such shares. The North American Declaration of Trust provides that the North American Funds or any of its series may be terminated by a majority of the Trustees by written notice to the shareholders or by a Majority Vote of shareholders.

     Amendments. The North American Declaration of Trust may be amended by a majority of the Trustees so long as the amendment does not adversely affect the rights of any shareholder. An amendment that would adversely affect the rights of the shareholders may be adopted by a Majority Vote of shareholders. If an amendment would not affect all of the shareholders of the North American Funds, such a Majority Vote is only required by the shareholders of any affected series. The AGSPC2 Declaration of Trust may be amended at any time by a written instrument signed by a majority of the Trustees or by an officer pursuant to a vote by a majority of the Trustees so long as the amendment does not adversely affect the rights of any shareholder. If the amendment would adversely affect the rights of all of the shareholders, the amendment may be adopted by a vote of a majority of all of the shares of the Funds outstanding and entitled to vote and a written instrument signed by a majority of the Trustees or by an officer pursuant to a vote by a majority of the Trustees. If the amendment would adversely affect the rights of less than all of the shareholders, it may be adopted by a vote of the holders of a majority of the shares entitled to vote of any series so affected. The AGSPC2 Bylaws may be amended by a vote of a majority of the shareholders or by a vote of a majority of the Trustees. The North American By-laws may only be amended by a majority of the Trustees.

     Capitalization. The North American Declaration of Trust provides that the beneficial interests in North American Funds are issued as transferable shares of beneficial interest, $0.001 par value per shares. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, all without shareholder approval. Each share of a series represents a beneficial interest only in the assets belonging to that series, and shall not extend to the assets of any other series or to the assets of the Trust generally. AGSPC2's Declaration of Trust authorizes the Trust to divide its shares into an unlimited number of series and empowers the Trustees to classify the shares of any series into classes of such series. AGSPC2 has the authority to issue an unlimited number of transferable shares of beneficial interest, $0.01 par value per share.

     Right of Inspection. The Declaration of Trust of North American Funds provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a

Massachusetts business corporation under the Massachusetts Business Corporation Law. Under Massachusetts law, the records, stock and transfer books of the Trust shall be kept at an office of the Trust in the Commonwealth for the inspection of its shareholders. The shareholder will ordinarily be permitted to examine the general books and accounts when he or she is seeking information as to the condition of the corporation in good faith and for the purpose of protecting his or her own rights or defending the interests of the corporation. The Declaration of Trust of AGSPC2 Funds provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Delaware business corporation under the Delaware business corporation law. Under Delaware law, any shareholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the corporation's stock ledger, a list of shareholders, and its other books and records, and to make copies or extracts therefrom.

     The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to AGSPC2 and the Successor Trust. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

CURRENT AND SUCCESSOR INVESTMENT ADVISORY AGREEMENTS

     It is proposed that AGAM act as investment adviser to the Successor Funds under investment advisory agreements that are substantively similar to the investment advisory agreements currently in place between AGSPC2 on behalf of the Funds and VALIC, the Funds' current investment adviser, (the "Current Investment Advisory Agreements") except for, as mentioned above, increases in the investment advisory fee applicable to the High Yield Bond Fund and the Socially Responsible Fund and a decrease in the investment advisory fee for the Municipal Money Market Fund. See Proposal 2 below.

FEDERAL INCOME TAX CONSEQUENCES

     It is anticipated that the transactions contemplated by the Conversions will be tax-free. The consummation of each Conversion will be conditioned on receipt of an opinion from Ropes & Gray, One International Place, Boston, Massachusetts 02110, counsel to the Successor Funds, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, such Conversion will not give rise to the recognition of gain or loss to the Fund, the Successor Fund, or shareholders of the Fund pursuant to sections 361, 1032 and 354 of the Code, respectively. Such opinion will be based upon certain factual certifications made by officers of AGSPC2 and the Successor Trust, and will also include certain qualifications and be based on customary assumptions.

     A shareholder's basis for tax purposes in shares of a Successor Fund after the Conversion will be the same as such shareholder's basis for tax purposes in the shares of the corresponding Fund immediately before the Conversion pursuant to Section 358 of the Code. The holding period for the shares of the Successor Fund received in the Conversion will include a shareholder's holding period for shares of the Fund (provided that the shares of the Fund were held as capital assets on the date of the Conversion pursuant to Section 1223(1) of the Code). Shareholders should consult their own tax advisers with respect to the specific consequences to them for the Conversions, including the applicability and effect of state, local and foreign tax consequences of the proposed transaction.

ADMINISTRATIVE SERVICES AGREEMENT

     VALIC Retirement Services Company ("VRSCO") and American General Financial Advisors, Inc. ("AGFA") provide recordkeeping and shareholder services to retirement and employee benefit plans purchasing Institutional Class I shares pursuant to an administrative services agreement with AGSPC2. The applicable Successor Funds would pay fees to VRSCO and AGFA at the same rates as the corresponding Funds do now. For the fiscal year ended October 31, 1999, the Funds paid the following fees for these services:


                                                          ADMINISTRATIVE
FUND NAME                                                  SERVICES FEE
---------                                                 --------------
Socially Responsible Fund..............................       $4,044
High Yield Bond Fund...................................       $  213

     The other Funds did not pay an administrative services fee in the fiscal year ended October 31, 1999.

     It is anticipated that no material change will occur in the Funds' administrative fees or arrangements as a result of the Conversions.

ACCOUNTING SERVICES AGREEMENT


     VALIC currently provides accounting services and administrative services to all of the Funds under an accounting services agreement. For the fiscal year ended October 31, 1999, the Funds paid VALIC the following fees for these services:


                                                            ACCOUNTING
FUND NAME                                                  SERVICES FEE
---------                                                  ------------
Small Cap Index Fund....................................     $ 1,725
Socially Responsible Fund...............................     $ 1,915
High Yield Bond Fund....................................     $18,307
Municipal Money Market Fund.............................     $ 1,645

The Growth Lifestyle, the Moderate Growth Lifestyle and the Conservative Growth Lifestyle Funds did not pay any fees under the accounting services agreement.

VALIC will not provide these services to the Successor Funds.

CURRENT AND SUCCESSOR DISTRIBUTION ARRANGEMENTS

     American General Distributors, Inc., located at the same address as AGSPC2, is the principal distributor for AGSPC2. American General Distributors, Inc. is a wholly-owned subsidiary of American General.

     After the Conversions, AGFD, located at 286 Congress Street, Boston, Massachusetts 02210, will serve as principal underwriter for the Successor Funds. AGFD currently serves as distributor to the current series of the Successor Trust. Except for increased distribution-related and shareholder servicing-related fees payable by the Class A shares of the Successor Funds, it is anticipated that no material change will occur in the Funds' distribution agreement or the Funds' aggregate amount payable under the Funds' distribution-related and shareholder servicing-related expenses as a result of the Conversions.

CUSTODIAN OF AGSPC2 AND THE SUCCESSOR TRUST

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Funds and will continue as custodian to the Successor Funds.

NAMES


     At the time of their Conversion into the Successor Funds, the name of each Fund will change by deletion of "American General." In addition, the name of the Growth Lifestyle Fund will be changed to the Aggressive Growth Lifestyle Fund.


CERTAIN VOTES TO BE TAKEN PRIOR TO THE CONVERSIONS

     Prior to the Conversions, AGFD will own a single outstanding share of each Successor Fund. The purpose of the issuance by each Successor Fund of this nominal share prior to the effective time of the

Conversion is to enable the Successor Trust to eliminate the need to incur the additional expense by the Successor Trust of having to hold separate meetings of shareholders of the Successor Funds in order to comply with certain shareholder approval requirements of the 1940 Act. AGAM will vote on various organizational matters including the election of Trustees.

INVESTMENT OBJECTIVES AND POLICIES

     Each Successor Fund will have the same investment objectives and policies as the corresponding Fund.

APPRAISAL RIGHTS

     Neither the AGSPC2 Declaration of Trust nor Delaware law grants shareholders of the Funds any rights in the nature of appraisal or dissenters' rights with respect to any action upon which such shareholders may be entitled to vote. However, the right of mutual fund shareholders to redeem their shares is not affected by the proposed Conversions. A shareholder may at any time redeem his or her shares if he or she does not want to continue as a shareholder in a Fund if the Conversion is approved. The procedures for the redemption of shares are set out in each Fund's prospectus and statement of additional information.

RECOMMENDATION OF TRUSTEES


     The Board of Trustees (the "Board") of AGSPC2, including all of the Trustees who are not "interested persons" of AGSPC2 as such term is defined under the 1940 Act (the "Independent Trustees"), has unanimously determined that each Conversion is in the best interests of each Fund and its shareholders, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Conversions. At a meeting held on March 1 and March 2, 2000, the Board unanimously approved each proposed Conversion Plan and recommended its approval by shareholders. Before reaching their conclusions, the Board conducted an extensive "due diligence" review and the Independent Trustees were advised by their special counsel. Among other things, the Trustees received reports relating to AGAM's ability to manage the Successor Funds, reviewed the ability of AGAM's affiliates to provide or procure administrative and distribution services and met with the Chairman and Chief Executive Officer of AGAM. The Board took into account the fact that American General, the current owners of AGAM, will be bearing the expenses associated with the Conversions. The Board also took into account the depth and strength of staffing of investment professionals and administrative personnel at AGAM and the investment sub-advisers, the portfolio managers of the Successor Funds and the other service providers to the Successor Funds, as well as AGFD's plans for distribution of the Funds following the Conversions. The Board also took into account that existing fee waivers and expense reimbursements for the Funds (which had substantially reduced net investment advisory expenses) were unlikely to be sustainable. The proposed Conversions are expected to afford an enhanced ability for the Successors Funds to achieve asset growth, which in turn could enable the Funds to remain viable without the current unsustainable levels of subsidization by American General.


     The Board of Trustees also considered the fact that the Massachusetts business trust would be the form of entity for the Successor Funds and noted that the Funds would retain flexibility with respect to corporate governance similar to that of the Delaware business trust. The reorganization of the Funds into the Successor Trust will facilitate the governance of the Funds under a single set of organizational documents.

     The principal reasons that the Board of Trustees recommends approval of each Conversion are as follows:

          (i) Enhanced distribution network. The combined organization is expected to have a more effective distribution and distribution support network, which may result in long term growth potential and economies of scale. The combined organization is also expected to have improved client servicing and operational capabilities.

          (ii) Sustainable decreases in overall expenses. The Conversions are expected to result generally in sustainable expense ratios that are lower than what the expense ratios of the Funds would be absent the fee waivers and expense reimbursements currently in effect. Of course, there can be no assurance that the Conversions will result in savings in operating expenses to shareholders.

          (iii) Larger, more integrated fund complex. The Conversions will create a larger, more diverse family of funds with increased potential for lower expenses resulting from economies of scale that could be realized from participation in such larger family of funds. The Conversions will also give shareholders exchange privileges among a wider array of funds.

          (iv) Uniform organizational documents. The Conversions of the Funds into series of the North American Funds will allow all of the Funds to be governed under a single set of organizational documents following the Conversions.

REQUIRED VOTE

     The affirmative vote of not less than a majority of the shares outstanding and entitled to vote are required to approve the Conversion. If the Conversion is not approved by the shareholders of a Fund, the Board of Trustees will consider other possible courses of action which are in the best interests of that Fund and its shareholders.

THE BOARD OF TRUSTEES OF AGSPC2, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1.

                                    PART II

                     PROPOSAL 2 -- APPROVE OR DISAPPROVE AN
                       INVESTMENT ADVISORY AGREEMENT WITH
                       AMERICAN GENERAL ASSET MANAGEMENT

                                (ALL FUNDS VOTE)


     Shareholders of each Fund are being asked to approve a change in the investment adviser to each Fund. Each Successor Fund has investment objectives and policies identical to each of the corresponding Funds.


     As discussed under Proposal 1, American General acquired substantially all of the stock of AGAM as part of an overall restructuring of the American General family of funds. The selection of AGAM as investment adviser to the Successor Funds is part of this larger set of transactions. AGAM would provide the Funds with an improved selection of portfolio managers with stronger historical performance and fund products, as well as access to enhanced distribution operational and client servicing support capabilities. Based on an analysis of factors described below, the Board, including all of the Independent Trustees, recommends that shareholders approve the execution of a new investment advisory agreement with AGAM (the "AGAM Advisory Agreement"). At a meeting on March 1 and March 2, 2000, the Trustees, including the Independent Trustees, reviewed the AGAM Advisory Agreement, which contains similar terms and conditions as the Current Advisory Agreement, except for the dates of execution and termination and that AGAM will serve as the investment adviser in place of VALIC. In addition, the investment advisory fee under the AGAM Advisory Agreement is higher than such fee under the Current Advisory Agreement in the case of the High Yield Bond Fund and the Socially Responsible Fund and lower in the case of the Municipal Money Market Fund.


     Section 15(c) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders of the investment company. In order for AGAM to serve as investment adviser to the Successor Funds, shareholders of each Fund must approve the AGAM Advisory Agreement. If approved by shareholders, the AGAM Advisory Agreement will become effective on the date of the Conversion and will have an initial duration of two years and will continue for successive annual periods thereafter, provided such continence is approved of least annually by both a majority of all the Trustees and a majority of the Independent Trustees or by a majority vote of the outstanding voting shares of the Funds.

INFORMATION ABOUT VALIC

     VALIC, an indirect wholly-owned subsidiary of American General, is the current investment adviser to each Fund. VALIC makes investment decisions for and is directly responsible for the day-to-day management of the Funds.

     The aggregate fees paid to VALIC during each Fund's last fiscal year are as follows:

FUND NAME                                                 ADVISORY FEES
---------                                                 -------------
Small Cap Index Fund....................................    $ 16,062
Socially Responsible Fund...............................    $ 15,928
High Yield Bond Fund....................................    $426,557
Municipal Money Market Fund.............................    $ 27,357
Growth Lifestyle Fund...................................    $  6,889
Moderate Growth Lifestyle Fund..........................    $  7,247
Conservative Growth Lifestyle Fund......................    $  7,049

INFORMATION ABOUT AGAM

     AGAM has been in the business of investment management since 1996, and as discussed above, became a wholly-owned subsidiary of American General as a result of the acquisition by American General on March 10, 2000, of substantially all of the assets of CypressTree. The principal offices of American General are located at 2929 Allen Parkway, Houston, Texas 77019. American General was incorporated as a Texas business corporation on February 26, 1980 as the successor to American General Life Insurance Company (organized in 1926) as the result of a corporate reorganization completed on July 1, 1980. Members of the American General group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively engage in substantially all forms of financial services.

     CypressTree and its affiliates were formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers and other intermediaries. AGAM was CypressTree's wholly-owned advisory subsidiary. Pursuant to its advisory agreement with the Successor Trust, AGAM oversaw the administration of all aspects of the business and affairs of the Successor Trust, selected, contracted with and compensated sub-advisers to manage the assets of certain other funds in the North American family of funds. AGAM has continued to perform these functions under an interim advisory agreement approved by the Board pursuant to Rule 15a-4 under the 1940 Act.

     AGAM is currently registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). AGAM currently serves as the investment adviser to 17 other funds in the North American family of funds, managing approximately $1.1 billion in assets. AGAM is located at 286 Congress Street, Boston, Massachusetts 02210. Alice T. Kane is Chairman and Chief Executive Officer of AGAM, as well as Chairman of the Board of Trustees and a Trustee and President of the Successor Trust. Ms. Kane's principal occupation is President of American General Fund Group. Her business address is 286 Congress Street, Boston, Massachusetts 02210.

     The following table lists the names, addresses, and principal occupations of the principal executive officers and the directors of AGAM:


NAME AND ADDRESS           POSITION WITH AGAM                 PRINCIPAL OCCUPATION(S)
----------------           ------------------                 -----------------------
Alice T. Kane           Chief Executive Officer     See Below.
  286 Congress Street   and Chairman of the Board
  Boston, MA 02210

Joseph T. Grause, Jr.   President and Director      See Below.
  286 Congress Street
  Boston, MA 02210

John A. Graf            Director                    President and Director, VALIC and American
  2929 Allen Parkway                                General Annuity Insurance Company.
  Houston, TX 77019                                 Formerly, Director/Trustee, American
                                                    General Series Portfolio Company, AGSPC2,
                                                    US Life Income Fund, Inc., and American
                                                    General Series Portfolio Company 3. Vice
                                                    Chairman and Chief Marketing and
                                                    Administrative Officer, Western National
                                                    Corporation, Senior Vice President,
                                                    Conseco, Inc.

Kent E. Barrett         Director                    Executive Vice President and Director,
  2929 Allen Parkway                                American General Series Portfolio Company
  Houston, TX 77019                                 2. Director, American General Series
                                                    Portfolio Company. Director, American
                                                    General Series Portfolio Company 3.
                                                    Director, US LIFE Income Fund, Inc.
                                                    Executive Vice President and Chief
                                                    Financial Officer, American General
                                                    Retirement Services (February,
                                                    1999-Present). Formerly, Executive Vice
                                                    President and Chief Financial Officer,
                                                    American General Life & Accident Company.

     The following table lists the names of each Trustee and officer of the Successor Trust who is also an officer or employee of AGAM:

                               POSITION WITH THE
NAME                            SUCCESSOR TRUST                      POSITION WITH AGAM
----                           -----------------                     ------------------
Alice T. Kane           Chairman of Board of Trustees,    Chairman and Chief Executive Officer;
                        Trustee and President             Director*

Joseph T. Grause, Jr.   Vice President                    President; Director*

Thomas J. Brown         Treasurer and Vice President      Chief Financial Officer, Chief
                                                          Administrative Officer, Assistant
                                                          Treasurer

John I. Fitzgerald      Vice President and Secretary      Counsel and Assistant Secretary

John N. Packs           Vice President                    Director of Research

---------------

* The other directors of AGAM are Kent E. Barrett and John A. Graf, both of whom are officers of American General.

     In the period since November 1, 1998 Ms. Kane has been granted stock and options to purchase American General stock in connection with her employment by American General.

     Joseph T. Grause, Jr., has entered into an employment agreement having a term of three years with AGAM in connection with the acquisition or Cypress. As of the closing date of the acquisition, Mr. Grause owned approximately 7.8% of the outstanding equity interests of Cypress Holding Company, Inc., the parent of Cypress ("Cypress Holding").

     Each of Thomas J. Brown, Treasurer and Vice President of the Trust, John I. Fitzgerald, Vice President and Secretary of the Trust, and John N. Packs, Vice President of the Trust, have entered into a three-year employment agreement with AGAM in connection with the acquisition of Cypress.

     As of the Closing, Mr. Packs owned approximately 1.3% of the outstanding equity interests of Cypress Holding. As of the closing, Messrs, Brown and Fitzgerald owned, in the aggregate, less that 1% of the outstanding equity interests of Cypress Holding.

     No Independent Trustee of AGSPC2 was an officer, employee, director or security holder of AGAM or held any other material direct or indirect interest in AGAM or in AGAM's parent or affiliates.

TERMS OF THE CURRENT ADVISORY AGREEMENTS

     The Current Advisory Agreement which is dated October 7, 1998 and was approved by the initial shareholder of each Fund provides (1) that it will continue in effect with respect to each Fund for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the shares of the Fund or a majority of the Trustees and by a majority of the Independent Trustees; (2) that it may be terminated as to any Fund, without penalty, by the Trustees or by the vote of a majority of the outstanding shares of a Fund, or by VALIC, on not more than 60 days nor less than 30 days notice; and (3) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

TERMS OF THE AGAM ADVISORY AGREEMENT

     The description of the AGAM Advisory Agreement is qualified entirely by reference to the actual Investment Advisory Agreement, attached hereto as Exhibit C.


     The material terms of the AGAM Advisory Agreement between the Funds and AGAM are similar to the Funds' Current Advisory Agreement with VALIC except for the dates of termination and execution and the fact that AGAM will be the investment adviser in place of VALIC. The rate of the investment advisory fee to be paid to AGAM will remain the same as the fee the Funds currently pay to VALIC in the case of the Small Cap Index Fund, the Lifestyle Funds and the Science & Technology Fund. In the case of the High Yield

Bond Fund and the Socially Responsible Fund, the investment advisory fee will increase, and in the case of the Municipal Money Market Fund the investment advisory fee will decrease. The services to be performed by AGAM are comparable to those currently performed by VALIC. Each Agreement authorizes AGAM and VALIC to retain investment sub-advisers at their own expense. In contrast to the Current Advisory Agreement, the Funds' cash will be managed by the sub-advisers rather than the investment adviser and will be payable to AGAM under the proposed AGAM Advisory Agreement. The investment advisory fee payable to AGAM under the AGAM Advisory Agreement is accrued for each calendar day and the sum of the daily fee accruals are payable monthly. The investment advisory fee payable to VALIC under the Current Advisory Agreement is based on the average monthly net asset value determined by taking the mean average of all the net asset value determinations on each business day during a calendar month.


     The AGAM Advisory Agreement is governed by Massachusetts law and the Current Advisory Agreement with VALIC is governed by Delaware law. Each Agreement is subject to regulation under the 1940 Act and regulation by the Commission.

     The AGAM Advisory Agreement provides that AGAM will oversee the administration of all aspects of the Trust's business and affairs and will select, contract with, and compensate investment sub-advisers to manage the investments and determine the composition of the assets of the Funds.

  Expenses and Fees

     Pursuant to the AGAM Advisory Agreement, the Trust will pay the investment adviser a monthly fee with respect to each Fund as follows:

FUND                                                      INVESTMENT MANAGEMENT FEE
----                                                      -------------------------
Socially Responsible Fund....................   0.65%
High Yield Bond Fund.........................   0.825% of first $200 million; 0.725% between
                                                $200 million and $500 million; and 0.675%
                                                on excess over $500 million
Growth Lifestyle Fund........................   0.10%
Moderate Growth Lifestyle Fund...............   0.10%
Conservative Growth Lifestyle Fund...........   0.10%
Municipal Money Market Fund..................   0.35%
Science & Technology Fund....................   0.90%
Small Cap Index Fund.........................   0.28% of first $500 million and 0.27% on
                                                excess
                                                over $500 million


The monthly fee will be based on each Fund's average monthly net asset value computed for each Fund. The rate of the investment advisory fee to be paid to AGAM will remain the same as the fee the Funds currently pay to VALIC except with respect to the High Yield Bond Fund, the Socially Responsible Fund and the Municipal Money Market Fund. As indicated above, AGAM will receive an investment advisory fee of 0.825% (see above breakpoints), 0.65% and 0.35% for acting as investment adviser to the High Yield Bond Fund, the Socially Responsible Fund and the Municipal Money Market Fund respectively. Under the Current Advisory Agreement, VALIC received 0.70%, 0.25% and 0.50% respectively for management of these Funds.


  Duration

     Pursuant to its terms, the AGAM Advisory Agreement will remain in effect for two years following the date of its execution, provided that the Agreement has been approved by shareholders of the Funds. It will continue in effect thereafter so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each of the Funds, provided that in either event such continuance shall also be approved by the vote of a majority of the Independent Trustees of any party to the Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval.

  Expenses


     As in the Current Advisory Agreement, the AGAM Advisory Agreement provides that the Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the investment adviser as provided in the AGAM Advisory Agreement. The Trust is responsible for, among other things the expenses of: (1) custody and accounting services; (2) shareholder servicing; (3) shareholder communications; (4) legal and accounting fees and expenses; (5) taxes; (6) brokerage and other transaction expenses; (7) shareholder's and Trustee's meetings; (8) printing of prospectuses; (9) computing the net asset value per share; and (10) nonrecurring expenses such as the cost of litigation. The Current Advisory Agreement provides that the investment adviser would bear the expense discharging its responsibilities and the Fund would pay, or arrange for others to pay, all its expenses other than those expressly payable to the investment adviser.

  Limitation of Liability of the investment adviser

     The AGAM Advisory Agreement does not specifically address the liability of the investment adviser. Under the Current Advisory Agreement, the investment adviser shall not be liable to the Fund, or to any shareholder in the Fund, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of the investment adviser.

  Termination, Assignment

     The AGAM Advisory Agreement, may be terminated at any time, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of such Fund, on sixty days' written notice to the investment adviser, or by the investment adviser on sixty days' written notice to the Trust. The Current Investment Advisory Agreement provides that the Agreement can be terminated as to any Fund at any time by the Fund's Board of Trustees, by vote of a majority of that Fund's outstanding voting securities, or by the investment adviser, on not more than 60 days' nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon. Both Agreements automatically terminate in the event of its assignment (as defined in the 1940 Act).

PORTFOLIO TRANSACTIONS (AGAM)

     The execution of portfolio transactions under the AGAM Advisory Agreement is substantially similar to that of portfolio transactions under the Current Advisory Agreement. Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commission. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     When AGAM or an investment sub-adviser places orders for the purchase and sale of portfolio securities for the Funds, it is anticipated that such transactions will be affected through a number of brokers and dealers. In so doing, AGAM or sub-adviser intend to use their best efforts to obtain for each Fund the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, AGAM or the investment sub-adviser consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, AGAM or the investment sub-adviser may receive research, statistical and quotation services from many of the broker-dealers with which each Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to AGAM or the investment sub-adviser in advising its other clients, although not all of these services are necessarily useful and of value in advising each Fund. The fees paid to AGAM or sub-adviser are not reduced because AGAM or the sub-adviser receives such services.

     As with VALIC under the Current Advisory Agreement, under the AGAM Advisory Agreement, AGAM and/or an investment sub-adviser may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined by the 1934 Act) to AGAM or sub-adviser an amount of disclosed commission for effecting a securities transaction for each Fund in excess of the commission which another broker-dealer would have charge for effecting the same transactions. The authority of AGAM or the investment sub-adviser to cause each Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

RECOMMENDATION OF TRUSTEES


     The Board of AGSPC2, including the Independent Trustees, has unanimously determined that approval of the AGAM Advisory Agreement by the shareholders is in the best interest of each Fund and its shareholders. At a meeting held on March 1 and March 2, 2000, the Board of Trustees reviewed the AGAM Advisory Agreement and recommended its approval to shareholders. As discussed under "Recommendation of Trustees" under Proposal 1, the Board of Trustees performed an extensive review including a review of reports relating to AGAM's ability to manage the Successor Funds.



     The Board considered a number of factors including: (1) the fact that the terms of the AGAM Advisory Agreement and the Current Advisory Agreement are generally similar except with respect to the investment advisory fee for certain of the Funds and the dates of execution and termination; (2) the depth and strength of staffing of investment personnel at AGAM; and (3) AGAM's plan for distribution of the Funds following the Conversions.



     The Board recommends that shareholders approve AGAM as the new investment adviser to the Successor Funds based upon their review of the investment capabilities of AGAM, AGAM's competence in retaining and monitoring North American Funds' investment sub-advisers, and in order to standardize all arrangements resulting from the combination of the American General family of funds with the North American family of funds.



     Because the AGAM Advisory Agreement will be between the Successor Trust and AGAM, the Board of the Successor Trust also reviewed the AGAM Advisory Agreement and recommended its approval to the initial shareholders of the Successor Funds. In evaluating the AGAM Advisory Agreement, the Board of the Successor Trust took into account the possible effects or the acquisition of the assets of CypressTree on AGAM's ability to provide management services to each Fund. After consideration of the factors also considered by the Board of AGSPC 2 and such other factors as the Board deemed relevant, the Board concluded that it was appropriate and desirable for AGAM to act as investment adviser to each Fund. Accordingly, the Board of the Successor Trust unanimously approved the AGAM Advisory Agreement and recommended its approval to shareholders.


REQUIRED VOTE

     Approval of the AGAM Advisory Agreement with respect to a Fund requires the Majority Vote of the shareholders of that Fund. If the AGAM Advisory Agreement is not approved by shareholders of a Fund, the Board of Trustees will consider other possible courses of action which are in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES OF AGSPC2, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THE SHAREHOLDERS VOTE TO APPROVE PROPOSAL 2.

                     PROPOSAL 3 -- APPROVE OR DISAPPROVE AN
                     INVESTMENT SUB-ADVISORY AGREEMENT WITH
                  AMERICAN GENERAL INVESTMENT MANAGEMENT, L.P.

               (ALL FUNDS VOTE EXCEPT SCIENCE & TECHNOLOGY FUND)


     Shareholders of each Fund (except the Science & Technology Fund) are being asked to approve new investment sub-advisory agreements.


     AGIM currently serves as investment sub-adviser to the High Yield Bond Fund and the Municipal Money Market Fund pursuant to an investment sub-advisory agreement (the "Current Sub-Advisory Agreement"). T. Rowe Price currently serves as the investment sub-adviser to the Science & Technology Fund and will remain that Fund's investment sub-adviser after the Conversions pursuant to an investment sub-advisory agreement with substantially identical terms to the sub-advisory agreement under which it currently serves except with respect to its date of execution and termination. Small Cap Index Fund, Growth Lifestyle Fund, Moderate Growth Lifestyle Fund and Conservative Growth Lifestyle Fund are not presently served by an investment sub-adviser. It is proposed that AGIM will become investment sub-adviser to each of the other Funds pursuant to an investment sub-advisory agreement in the form currently used by the Successor Trust for the investment sub-advisers retained by AGAM (the "New Sub-Advisory Agreement"). There will be no increase in investment sub-advisory fees with respect to the Municipal Money Market Fund and the High Yield Bond Fund. The Funds' expenses will not be effected by the use of investment sub-advisers because under the New Sub-Advisory Agreements, as with the Current Sub-Advisory Agreement the investment adviser pays the investment sub-advisers from its own investment advisory fees.


     As discussed in Proposal 2, Section 15(c) of the 1940 Act prohibits a person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders of the investment company. AGSPC2 and the Successor Trust have each received exemptive relief from this provision of the 1940 Act with respect to the approval of investment sub-advisory arrangements with non-affiliated persons to the extent that such non-affiliated investment sub-advisers may be replaced without prior shareholder approval so long as various conditions are satisfied. However, in the case of "affiliated persons" (as defined in the 1940 Act), the exemptive relief is not available and shareholder approval must be obtained pursuant to Section 15(c). Therefore, in order for AGIM, an affiliate of AGAM to serve as investment sub-adviser to the Successor Funds (except for Science & Technology Fund), each Fund must approve the New Sub-Advisory Agreement.

     Although AGIM currently serves as investment sub-adviser to the High Yield Bond Fund and the Municipal Money Market Fund, it is necessary to approve new investment sub-advisory agreements for these Funds as well. The Current Sub-Advisory Agreement terminates in the event that VALIC no longer serves as investment adviser.

INFORMATION ABOUT AGIM

     AGIM presently acts as investment sub-adviser to the High Yield Bond Fund and the Municipal Money Market Fund. AGIM was formed in 1998 as a successor to the investment management division of American General, and is an indirect wholly-owned subsidiary of American General. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM and its affiliates had combined assets, as of January 31, 2000, of approximately $68 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

     AGIM is registered as an investment adviser with the SEC under the Advisers Act. The principal executive officers and directors of AGIM are set forth below. Unless otherwise indicated, the business address of each is 2929 Allen Parkway, Houston, Texas 77019.



NAME AND ADDRESS                                             POSITION WITH AGIM
----------------                                             ------------------
Richard W. Scott.............................   Director, President and Chief Executive
                                                Officer

Julia S. Tucker..............................   Director and Executive Vice President

Peter V. Tuters..............................   Director and Executive Vice President

Steven Guterman..............................   Executive Vice President
  125 Maiden Lane
  New York, New York 10038

Albert Gutierrez.............................   Executive Vice President

Gordon Massie................................   Executive Vice President

Nicholas R. Rasmussen........................   Treasurer

Mary Cavanaugh...............................   General Counsel and Secretary



     AGIM provides investment advisory services to the High Yield Bond Fund, a series of American General Series Portfolio Company 3. Such fund has a similar investment objective to the High Yield Bond Fund of AGSPC2. The amount of assets in the AGSPC3 fund as of March 20, 2000 and the rate of compensation paid to AGIM is as follows:


                                                      ANNUAL PORTFOLIO
                                                     MANAGEMENT FEE RATE        APPROXIMATE NET ASSET
                                                 (IS A PERCENTAGE OF AVERAGE     (IN MILLIONS) AS OF
                                                      DAILY NET ASSETS)            MARCH 20, 2000
                                                 ---------------------------    ---------------------
High Yield Bond Fund..........................  0.45% on first $200 million              $6
                                                0.35% on next $300 million
                                                0.30% over $500 million

     No Independent Trustee of AGSPC2 is or has been an officer, employee, director or security holder of AGIM or held any other material direct or indirect interest in AGIM or in AGIM's parent company or affiliates.

COMPARISON OF THE CURRENT SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT

     There are no material differences in the terms of the New Sub-Advisory Agreement and AGIM's Current Sub-Advisory Agreement with High Yield Bond Fund and Municipal Money Market Fund. The proposed New Sub-Advisory Agreements provide (1) that they will continue in effect with respect to each Fund for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the shares of the Fund or a majority of the Trustees and by a majority of the Independent Trustees; (2) that it may be terminated as to any Fund, without penalty, by the Trustees or by the vote of a majority of the outstanding shares of a Fund on sixty days' written notice to AGAM and AGIM or by AGAM or AGIM on sixty days' written notice to the Trust and the other party; (3) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act; and (4) that it will terminate in the event the AGAM Advisory Agreement terminates for any reason.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT

     The description of the New Sub-Advisory Agreement is qualified entirely by reference to the actual Investment Sub-Advisory Agreement, attached hereto as Exhibit D. The terms of the New Sub-Advisory Agreement are substantially the same as the terms of the Current Sub-Advisory Agreement.

     The New Sub-Advisory Agreement provides that the investment sub-adviser, will manage the investments and determine the composition of the assets of the Funds in accordance with the Funds' registration statement.

  Expenses and Fees

     Pursuant to the New Sub-Advisory Agreement, the investment adviser will pay the investment sub-adviser a monthly fee with respect to each Fund as follows:

FUND                                                     INVESTMENT SUB-ADVISORY FEE
----                                                     ---------------------------
Small Cap Index Fund.........................   .030% of first $150 million
                                                .020% on the excess over $150 million

Socially Responsible Fund....................   0.25%

High Yield Bond Fund.........................   0.45% of the first $200 million
                                                0.35% between $200 million and $500 million
                                                0.30% on the excess over $500 million

Growth Lifestyle Fund........................   0.10%

Moderate Growth Lifestyle Fund...............   0.10%

Conservative Growth Lifestyle Fund...........   0.10%

Municipal Money Market Fund..................   0.25% of the first $200 million
                                                0.20% between $200 million and $500 million
                                                0.15% on the excess over $500 million

     The monthly fee will be based on each Fund's average monthly net asset value computed for each Fund.

  Duration

     Pursuant to its terms, the New Sub-Advisory Agreement will remain in effect for two years following the date of its execution, provided that the Sub-Advisory Agreement has been approved by shareholders of the Fund. It will continue in effect thereafter so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each of the Funds, provided that in either event such continuance shall also be approved by the vote of a majority of the Independent Trustees of the Trust of any party to the New Sub-Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval.


  Expenses


     The New Sub-Advisory Agreement provides that the investment sub-adviser, at its own expense, will furnish (1) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (2) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding determination of net asset value and shareholder accounting services).

  Limitation of Liability

     The New Sub-Advisory Agreement provides that neither the investment sub-adviser nor any of its employees is liable to the investment adviser or the Trust for any loss suffered by the investment adviser or Trust resulting from any error of judgment made in the good faith exercise of the investment sub-adviser's investment discretion in connection with selecting Fund investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the investment sub-adviser or any of its partners or employees.

  Termination, Assignment

     The New Sub-Advisory Agreement states that the Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of such Fund, on sixty days' written notice to the investment adviser and the investment sub-adviser, or by the investment adviser or investment sub-adviser on sixty days' written notice to the Trust and the other party. The Agreement automatically terminates, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the AGAM Advisory Agreement terminates for any reason.

PORTFOLIO TRANSACTIONS

     AGIM will have the same duties and responsibilities as under the Current Sub-Advisory Agreement with AGAM as described under Proposal 1.

RECOMMENDATION OF TRUSTEES


     The Board of AGSPC2, including the Independent Trustees, has unanimously determined that approval of the New Sub-Advisory Agreement by the shareholders is in the best interest of each Fund and its shareholders. At a meeting held on March 1 and March 2, 2000, the Board reviewed the New Sub-Advisory Agreement with AGIM and recommended its approval to shareholders. As discussed under "Recommendation of Trustees" under Proposal 1, the Board of Trustees performed an extensive review which included reports relating to AGIM's ability to serve as sub-adviser to the Successor Funds.



     The Board considered a number of factors including: (1) the nature and quality of services rendered by AGIM; (2) AGIM's performance under the Current Sub-Advisory Agreement; (3) the performance of other Funds sub-advised by AGIM;
(4) AGIM's investment advisory experience and reputation; and (4) the depth and strength of staffing of investment personnel at AGIM.



     The Board of AGSPC2 recommends that shareholders approve AGIM as the new investment sub-adviser based upon their review of AGIM's investment capabilities and its competence, and in order to standardize all arrangements resulting from the combination of the American General family of funds with the North American family of funds.



     In its review of the New Sub-Advisory Agreement, the Board of the Successor Trust considered the performance of AGIM in providing services to the Trust with respect to other North American Funds and the skills and capabilities of its personnel. The Trustees of the Successor Trust also considered with respect to the High Yield Bond Fund and Municipal Money Market Fund the fact that the Current Sub-Advisory Agreement and the corresponding New Sub-Advisory Agreements are substantially identical to each other, including the terms relating to the services to be provided.



     In support of its recommendation to engage AGIM as sub-advisers to the Funds pursuant to the terms of the New Sub-Advisory Agreement, AGAM informed the Board of its belief that appointment of AGIM as sub-adviser to the Funds would assist the Funds' efforts to achieve their investment objectives. In evaluating the New Sub-Advisory Agreement, the Board received information and reviewed materials furnished by AGAM and AGIM, including information about AGIM's personnel, operations and anticipated management of the Funds as well as possible other sub-advisers for the Funds.


     In approving the New Sub-Advisory Agreement, the Trustees evaluated the experience of the key personnel of AGIM in portfolio management, and the high quality of services AGIM is expected to provide to the Funds, and gave careful consideration to all factors deemed to be relevant to the Funds, including, but not limited to the same factors as set out above in the considerations of the Trustees of AGSPC 2 and other factors they deemed relevant.

REQUIRED VOTE

     Approval of the New Sub-Advisory Agreement with respect to a Fund requires the Majority Vote of the shareholders of that Fund. If the New Sub-Advisory Agreement is not approved by shareholders of a Fund, the Board of Trustees will consider other possible courses of action which are in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES OF AGSPC2, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE PROPOSAL 3.

                      PROPOSAL 4 -- APPROVE OR DISAPPROVE
                AN INCREASE IN THE RULE 12b-1 DISTRIBUTION FEES
                  CHARGED TO CLASS A SHAREHOLDERS OF THE FUNDS
             FROM 25 TO 35 BASIS POINTS (CLASS A AND B SHAREHOLDERS

             OF ALL FUNDS VOTE EXCEPT MUNICIPAL MONEY MARKET FUND,


             GROWTH LIFESTYLE FUND, MODERATE GROWTH LIFESTYLE FUND

                    AND CONSERVATIVE GROWTH LIFESTYLE FUND)


     The Class A shareholder of each of the Funds (except for the Lifestyle Funds) adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act on October 7, 1998 (on March 1, 2000 for the Science & Technology Fund). Under the Plan, Class A shareholders of each Fund pay fees to the Funds' Distributor, currently American General Distributors, Inc. (the "Distributor"), which serves as principal underwriter for the Funds' Class A shares. The annual compensation payable by the Class A shareholders to the Distributor is an amount equal to 0.25 of 1% on an annual basis of the average net assets of Class A shares as either (1) a "distribution fee" to finance distribution of those shares, or (2) a "service fee" to finance shareholder servicing by the Distributor, its affiliated companies and broker-dealers who sell Class A shares. The service fee is designed to encourage and foster the maintenance of shareholder accounts. The Plan has been approved by the Funds' Independent Trustees who have no direct or indirect interest in the Plan and continues from year to year provided the Trustees, including a majority of the Independent Trustees who have no direct or indirect interest in the Plan, approve such continuance at least annually. The Plan may be terminated by a vote of the majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund with respect to each Fund's Plan. Each Plan may not be amended to increase materially the fees payable under the Plan without approval of Class A shareholders with respect to their Fund's Plan.


     During the fiscal year ended October 31, 1999, the Funds paid the following fees for distribution and servicing:

                                                             CLASS A
                                                           DISTRIBUTION
FUND                                                           FEES
----                                                       ------------
Small Cap Index Fund.....................................     $6,790
Socially Responsible Fund................................     $3,693
High Yield Bond Fund.....................................     $  231
Municipal Money Market Fund..............................     $6,983

     No distribution fees were paid with respect to the Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund. For the fiscal year ended October 31, 1999, AGSPC2 with respect to all of its fund series paid net commission to the Distributor as follows: $4,746 for the six months ended April 30, 1999 to VALIC Investment Services Company (the Funds' previous distributor) and $19,414 for the period May 1, 1999 to October 31, 1999 to the Distributor.

     The Class A shares of certain of the funds of the Successor Trust currently pay 35 Basis Points under their Rule 12b-1 Plans. The Board of Trustees of AGSPC2 on behalf of the Rule 12b-1 Funds recommends that each such Fund's Plan be amended to increase the fee from 25 Basis Points to 35 Basis Points (0.35 of 1% of the average net assets) on an annual basis and replace the current Distributor with AGFD, a wholly-owned subsidiary of American General which currently serves as distributor to the Successor Trust. If the proposed change in the Rule 12b-1 distribution fee were in effect during the Funds' last fiscal years the Rule 12b-1 distribution fees paid would have been as follows:



                                                             CLASS A
FUND                                                    DISTRIBUTION FEES
----                                                    -----------------
Small Cap Index Fund.................................        $9,709
Socially Responsible Fund............................        $5,161
High Yield Bond Fund.................................        $  325
Municipal Money Market Fund..........................        $    0(1)


---------------


(1) The Successor Fund to the Municipal Money Market Fund does not charge a Rule 12b-1 distribution fee. As a result, shareholders of the Municipal Money Market Fund will not vote on the proposed increase. The Class A and B shareholders of the Lifestyle Funds do not currently have a Rule 12b-1 plan but will vote on a plan for their respective share classes. See Proposal 5.


RECOMMENDATION OF TRUSTEES


     The Board of AGSPC2, including the Independent Trustees who have no direct or indirect interest in the Plan, has unanimously determined that approval of the Plan is in the best interest of each Rule 12b-1 Fund and its shareholders. At a meeting held on March 1 and March 2, 2000, the Board of Trustees unanimously approved the amendment to the Plan for the Class A shares of the Rule 12b-1 Funds and recommended its approval to shareholders. As discussed under "Recommendation of Trustees" under Proposal 1, the Board of Trustees performed an extensive review with respect to Conversions including the North American Funds' distribution platform.



     The Board considered a number of factors including the nature and quality of services rendered by AGFD and the potential for an enhanced distribution network for Class A shares which may result in long term growth potential and economies of scale.



     The Board of AGSPC2 believes the increase in fees may strengthen and improve the distribution and servicing of the Rule 12b-1 Funds' Class A shares and will integrate the Rule 12b-1 Funds into the distribution network of the North American Funds. For these reasons, the Board of Trustees recommend that the Class A and Class B shareholders of the Rule 12b-1 Funds approve the amendment to their Plan for the increase of Rule 12b-1 distribution fee from 25 to 35 basis points.


REQUIRED VOTE

     Although only the Class A shares' Rule 12b-1 distribution fee will change, Class B shareholders are also being asked to approve the increase because their Class B shares convert to Class A shares after six years.

     Approval of the amendment to the Plan with respect to a Fund requires the Majority Vote of the Class A and Class B shareholders of the Fund. If the amendment to the Plan is not approved by such classes of shareholders of a Fund, the Board of Trustees will consider other possible courses of action which are in the best interests of the Fund and its shareholders.


THE BOARD OF TRUSTEES OF AGSPC2, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE CLASS A AND B SHAREHOLDERS VOTE FOR THE PROPOSAL.

 PROPOSAL 5 -- APPROVE OR DISAPPROVE A DISTRIBUTION PLAN PURSUANT TO RULE 12b-1
    UNDER THE 1940 ACT (CLASS A AND B SHAREHOLDERS OF GROWTH LIFESTYLE FUND,
     MODERATE GROWTH LIFESTYLE FUND AND CONSERVATIVE GROWTH LIFESTYLE FUND)



     At the meeting, Class A and Class B shareholders of the Lifestyle Funds will be asked to approve a Rule 12b-1 distribution plan (the "Lifestyle Funds Plan") with respect to each Lifestyle Fund. At a meeting of the Board of AGSPC2 held on May 18, 2000, the Trustees, including the Independent Trustees, voted to recommend that the Class A and B shareholders of each Lifestyle Fund approve the Lifestyle Funds Plan. A copy of the Lifestyle Funds Plan for Class A and for Class B may be found at Exhibit G1 and G2.



BACKGROUND



     Presently, the only direct fee incurred by each Lifestyle Fund is a management fee of 0.10% of the average net assets of each class for portfolio allocation. None of the Class A, Class B nor the Institutional Class I shares of the Lifestyle Funds directly incurs any distribution, service or administrative services fees, respectively. Such fees are, however, incurred indirectly by each Lifestyle Fund through investments in the underlying AGSPC2 Funds' Class A, Class B or Institutional Class I shares.



     The Board of AGSPC2 recommends changing the fee structure of the Lifestyle Funds to impose the distribution and service fee directly, rather than indirectly, on Class A and Class B shares. Each Lifestyle Fund would then invest only in the underlying Successor Trust Fund's Institutional Class I shares (which impose an annual administrative services fee of 0.25% of average net assets). AGAM currently intends to limit Rule 12b-1 distribution fees for Class A and Class B shares of the Lifestyle Funds to an amount below the maximum Rule 12b-1 fee under the Lifestyle Funds Plan discussed below so that the annual 0.25% administrative services fee will not increase overall shareholder expenses. Under the Lifestyle Funds Plan, none of the Lifestyle Funds would incur any new fees or charges. THE FEES WILL BE DISTRIBUTED DIFFERENTLY, BUT OVERALL EXPENSES WILL NOT INCREASE FOR SHAREHOLDERS.



THE LIFESTYLE FUNDS PLAN



     The Board of the Successor Trust adopted the Lifestyle Funds Plan pursuant to Rule 12b-1 under the 1940 Act on February 27, 2000. Under the Lifestyle Funds Plan, Class A and Class B shareholders of each Lifestyle Fund will pay AGFD, which will serve as principal underwriter for the Funds' Class A and Class B shares after the Conversions. The annual compensation payable by the Class A shareholders to AGFD is an amount up to 0.35 of 1% on an annual basis of the average net assets of Class A shares and up to 1.00% of the average net assets of Class B shares as either (1) a "distribution fee" to finance distribution of those shares, or (2) a "service fee" to finance shareholder servicing by AGFD, its affiliated companies and broker-dealers who sell Class A and Class B shares. The service fee is designed to encourage and foster the maintenance of shareholder accounts. The Lifestyle Funds Plan has been approved by the Successor Trust's Independent Trustees who have no direct or indirect interest in the Lifestyle Funds Plan and continues from year to year provided the Trustees, including a majority of the Independent Trustees who have no direct or indirect interest in the Lifestyle Funds Plan, approve such continuance at least annually. The Plan may be terminated by a vote of the majority of the Independent Trustees who have no direct or indirect interest in the Lifestyle Funds Plan or by a vote of a majority of the outstanding voting securities of the Lifestyle Funds with respect to each Lifestyle Fund's Plan. Each Lifestyle Funds Plan may not be amended to increase materially the fees payable under the Plan without approval of the relevant shareholders.



RECOMMENDATION OF TRUSTEES



     The Board of AGSPC2, including the Independent Trustees who have no direct or indirect interest in the Lifestyle Funds Plan, has determined that approval of the Lifestyle Funds Plan is in the best interests of each Lifestyle Fund and its shareholders. During a meeting held on May 18, 2000, the Board reviewed the Lifestyle Funds Plan and recommended its approval to shareholders.

     The Trustees were informed that the current fee structure required additional back office and transfer agency work as compared to the proposed structure. Currently, purchases and sales of Lifestyle Fund level shares require matching purchases and sales of share classes of the underlying funds. This requires the AGSPC2 portfolio manager and the transfer agent to maintain accounting for each underlying AGSPC2 fund investment by share class. The alternative approach would limit such accounting to a single class and simplify the portfolio managers' efforts in rebalancing the Lifestyle Funds' portfolio. The alternative method may also offer possible reductions in transaction costs associated with custody of the Lifestyle Funds' portfolio securities as well as shareholder servicing associated with the underlying funds in which the Lifestyle Funds invest. Such savings could in turn be passed on to the shareholders of the Lifestyle Funds. The Board considered these factors and noted that overall shareholder expenses will not increase as a result of adoption of the Lifestyle Funds Plan.



     The Board of AGSPC2 recommends that Class A and Class B shareholders of the Lifestyle Funds approve the Lifestyle Funds Plan in order that the Lifestyle Funds may be efficiently integrated into the North American Funds distribution network.



REQUIRED VOTE



     Approval of the Lifestyle Funds Plan with respect to the Class A shares of each Lifestyle Fund requires the Majority Vote of Class A and of Class B shareholders of that Lifestyle Fund. Class B shareholders are being asked to approve the Lifestyle Funds Plan for Class A shares because their Class B shares convert to Class A shares after six years. Approval of the Lifestyle Funds Plan with respect to Class B shares of each Lifestyle Fund requires the majority vote of Class B shareholders of that Lifestyle Fund. If the Lifestyle Funds Plan is not approved by one class of shareholders of a Lifestyle Fund, the Board will consider other possible courses of action which are in the best interests of such class of that Lifestyle Fund and its shareholders.



THE BOARD OF TRUSTEES OF AGSPC2, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE CLASS A AND CLASS B SHAREHOLDERS OF THE LIFESTYLE FUNDS VOTE FOR THE PROPOSAL.


                                    PART III

                   VOTING INFORMATION CONCERNING THE MEETING

RECORD DATE, QUORUM AND METHOD OF TABULATION


     Shareholders of record of each Fund as of the close of business on May 12, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares of each Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting with respect to that Fund. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. The number of shares of each class of each Fund outstanding as of the close of business on May 12, 2000 is set forth in Exhibit E. All shareholders of each Fund vote together as a single class in connection with the approval or disapproval of Proposals 1, 2 and 3, except that shareholders of the Science & Technology Fund will not vote on Proposal 3. Class A and Class B shareholders of each Rule 12b-1 Fund only will vote on Proposal 4. Class A and Class B shareholders of the Lifestyle Funds only will vote on Proposal 5. Failure to obtain the necessary vote to approve a Proposal by one Fund will not prevent that Proposal from being approved by the other Funds.


     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by AGSPC2 as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (1) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broken non-votes will have not affect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted.

BENEFICIAL OWNERSHIP

     Exhibit F contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding shares, as of April 17, 2000. On that date, the existing Trustees and officers of AGSPC2, together as a group, beneficially owned less than one percent of AGSPC2's outstanding shares and less than one percent of any Fund.

     The term "beneficial ownership" is defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees and officers of AGSPC2 and/or on records of the Funds' transfer agent.

SOLICITATION OF PROXIES


     Solicitation of proxies by personal interview, mail, fax and telephone may be made by officers and Trustees of AGSPC2, and the officers and trustees of the Successor Trust and employees of VALIC, AGAM, AGIM and their affiliates. In addition, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies. It is expected that the cost of retaining SCC for such solicitation will not exceed $30,000. The costs for solicitation of proxies, like the other costs associated with the Conversions, will be borne by American General.


REVOCATION OF PROXIES

     Any shareholder granting a proxy has the power to revoke it by mail (addressed to the Secretary of AGSPC2 at the principal office of AGSPC2 at 2929 Allen Parkway, Houston, Texas 77019) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Secretary of AGSPC2. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposals.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS

     The AGSPC2 Declaration of Trust does not provide for annual meetings of shareholders, and AGSPC2 does not currently intend to hold such a meeting for shareholders of the Funds in 2000. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of a Fund's shareholders must be received by AGSPC2 a reasonable period of time prior to any such meeting. If the Conversions are consummated, there will be no annual meetings of the shareholders of the Successor Funds.

ADJOURNMENT

     If sufficient votes in favor of any proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned only with respect to one Proposal, any other Proposal may still be acted upon by the shareholders. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

     AGSPC2 will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of any Fund upon request. Any such request should be directed to Customer Service of American General Fund Group at or 1-877-999-2434.

                                 OTHER BUSINESS

     The Trustees do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompany proxy card(s) will vote thereon in accordance with their judgment.

     THE BOARD OF TRUSTEES OF AGSPC2, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF EACH PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.


May 31, 2000

                                   EXHIBIT A


            FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


     AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated           (the
"Agreement"), between American General Series Portfolio Company 2, a Delaware business trust having its principal office at 2929 Allen Parkway, Houston, Texas
77019 (the "Original Trust") on behalf of its            Fund (the "Original
Fund"), one of the Original Trust's series portfolios, and North American Funds, a Massachusetts business trust having its principal office at 286 Congress Street, Boston, Massachusetts 02210 (the "Successor Trust") on behalf of
its            Fund (the "Successor Fund"), one of the Successor Trust's series portfolios.

     WHEREAS, the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust have respectively determined that it is in the best interests of the Original Fund and the Successor Fund, respectively, that the assets of the Original Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with, respectively, the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

     WHEREAS, the parties desire to enter into plans of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"):

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1. PLAN OF EXCHANGE.

          (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets, including all securities and cash held by the Original Fund (subject to the liabilities of the Original Fund) to the Successor Fund and the Successor Fund shall acquire all of the assets of the Original Fund (subject to the liabilities of the Original Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund, $.001 par value per share (the "Successor Fund Shares"), to be issued by the Successor Trust on behalf of the Successor Fund, having, in the case of the Successor Fund, an aggregate net asset value equal to the value of the net assets of the Original Fund acquired. The value of the assets of the Original Fund and the net asset value per share of the Successor Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Original Fund's assets set forth in the Successor Fund's Declaration of Trust and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Successor Trust shall credit the Successor Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Original Fund. Holders of [CLASS A, CLASS B, INSTITUTIONAL CLASS I AND INSTITUTIONAL CLASS II] shares shall receive in the transaction described above, [CLASS A, CLASS B, INSTITUTIONAL CLASS I AND INSTITUTIONAL CLASS II SHARES] respectively. Successor Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Original Fund.

          (b) Delivery of the assets of the Original Fund shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the Successor Trust and the Successor Fund, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Fund. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to the Successor Fund.

          (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from the Original Fund to the Successor Fund hereunder and to the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Original Fund to the Successor Fund hereunder and the Successor Trust shall allocate any such distributions, rights or other assets to the Successor Fund. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.


          (d) The Valuation Date shall be July 6, 2000, or such earlier or later date as may be mutually agreed upon by the parties.


          (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Original Fund in proportion to the number of shares each such shareholder holds in the Original Fund and, upon the effecting of such a distribution on behalf of the Fund, the Original Fund will dissolve and terminate. After the Exchange Date, the Original Fund shall not conduct any business except in connection with its dissolution and termination.

     2. THE ORIGINAL TRUST'S REPRESENTATIONS AND WARRANTIES. The Original Trust represents and warrants to and agrees with the Successor Trust as follows:

          (a) The Original Trust is a business trust duly organized, validly existing and in good standing under the laws of Delaware and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement on behalf of the Original Fund.

          (b) The Original Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) On the Exchange Date, the Original Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          (d) The current prospectuses and statement of additional information of the Original Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) The Original Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Original Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Original Trust or the Original Fund is a party or by which it is bound.

          (f) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Original Trust or the Original Fund or any of its or their properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Original Trust or the Original Fund to carry out the transactions contemplated by this Agreement. The Original Trust and the Original Fund know of no facts that might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.


          (g) At the Exchange Date, there has not been any material adverse change in the Original Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Original Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Trust. For the purposes of this subparagraph (g), a decline in the net asset value of the Original Fund shall not constitute a material adverse change.


          (h) At the Exchange Date, all federal and other tax returns and reports of the Original Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Original Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Original Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

          (j) All issued and outstanding shares of the Original Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Original Fund. All of the issued and outstanding shares of the Original Fund will, at the time of the Exchange Date, be held by the persons and in the amounts set forth in the records of the transfer agent. The Original Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Original Fund shares, nor is there outstanding any security convertible into any of the Original Fund shares.

          (k) At the Exchange Date, the Original Trust will have good and marketable title to the Original Fund's assets to be transferred to the Successor Fund pursuant to Section 1 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Trust will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Trust and accepted by the Successor Trust.

          (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Original Fund and, subject to the approval of the shareholders of the Original Trust on behalf of the Original Fund, this Agreement constitutes a valid and binding obligation of the Original Trust on behalf of the Original Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information furnished by the Original Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Trust as follows:

          (a) The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement on behalf of the Successor Fund.

          (b) The Successor Trust is registered as an open-end management investment company and adopts the Registration Statement of the Original Trust and the Original Fund, for purposes of the 1933 Act.

          (c) At the Exchange Date, the Successor Fund Shares to be issued to the Original Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

          (d) The current prospectuses and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Successor Trust's Amended and Restated Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Successor Trust is a party or by which it is bound.

          (f) Except as otherwise disclosed in writing to the Original Trust and accepted by the Original Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Successor Trust to carry out the transactions contemplated by this Agreement. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The Successor Fund has no known liabilities of a material amount, contingent or otherwise.

          (h) At the Exchange Date, there has not been any material adverse change in the Successor Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Successor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Original Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Successor Fund shall not constitute a material adverse change.

          (i) At the Exchange Date, all federal and other tax returns and reports of the Successor Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Successor Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Successor Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

          (k) All issued and outstanding Successor Fund Shares are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

          (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust, and this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.


          (m) The Successor Fund Shares to be issued and delivered to the Original Trust, for the account of the Original Fund shareholders, pursuant to the terms of this Agreement will, at the Exchange Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable.

          (n) The information furnished by the Successor Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

     4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

          (a) The Original Trust shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

          (b) As of the Exchange Date, all representations and warranties of the Original Trust on behalf of the Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Trust on behalf of the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (c) The Successor Trust shall have received an opinion of Sullivan & Worcester LLP, counsel to the Original Trust, in a form satisfactory to the Successor Fund, and dated as of the Exchange Date, to the effect that:


             (i) the Original Trust is a Delaware business trust validly existing under the laws of the State of Delaware and has the power to own all its properties and to carry on its business as presently conducted;



             (ii) this Agreement has been duly authorized, executed and delivered by the Original Trust on behalf of the Original Fund and, assuming that the Successor Fund's Prospectus and the Original Fund's Proxy Statement comply with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, is a valid and binding obligation of the Original Trust and the Original Fund;


             (iii) the Original Trust, on behalf of the Original Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Original Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Successor Fund;

             (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Original Trust's Declaration of Trust or By-laws or any provision of any agreement known to such counsel to which the Original Trust or the Original Fund is a party or by which it is bound; and

             (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Original Trust on behalf of the Original Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          (d) For the Original Trust, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been duly adopted by the shareholders of the Original Fund.

     5. THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of the Original Trust hereunder shall be subject to the following conditions:

          (a) that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (b) The Original Trust shall have received an opinion from Ropes & Gray, counsel to the Successor Trust, in a form satisfactory to the Original Fund, and dated as of the Exchange Date, to the effect that:

             (i) The Successor Trust is a Massachusetts business trust duly formed and is validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted;


             (ii) the Shares to be delivered to the Original Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Successor Fund's Prospectus, non-assessable by the Successor Trust and the Successor Fund and no shareholder of the Successor Fund has any preemptive right to subscription or purchase in respect thereof;



             (iii) this Agreement has been duly authorized, executed and delivered by the Successor Trust on behalf of the Successor Fund and, assuming that the Registration Statement, the Successor Fund's Prospectus and the Original Fund's Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Original Trust on behalf of the Original Fund, is a valid and binding obligation of the Successor Trust and the Successor Fund;


             (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Successor Trust's Amended and Restated Agreement and Declaration of Trust, as amended or Bylaws or any provision of any agreement known to such counsel to which the Successor Trust or the Successor Fund is a party or by which it is bound; and

             (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Ropes & Gray appropriate to render the opinions expressed therein.

     6. THE SUCCESSOR TRUST'S AND THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of both the Successor Trust and the Original Trust hereunder as to the Successor Fund and the Original Fund respectively, shall be subject to the following conditions:


          (a) The receipt of such authority, including "no-action" letters and orders from the Commission or state securities administrators, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.


          (b) The Successor Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees of the Successor Trust to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

          (c) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Original Fund, provided that either party hereto may for itself waive any of such conditions.

          (e) The parties shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications) addressed to the Successor Fund and the Original Fund substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

             (i) The transfer of all of the Original Fund assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Original Fund followed by the distribution of the Successor Fund Shares to the Original Fund shareholders in dissolution and liquidation of the Original Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Successor Fund and the Original Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

             (ii) No gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Original Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund.

             (iii) No gain or loss will be recognized by the Original Fund upon the transfer of the Original Fund's assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund or upon the distribution of the Successor Fund Shares by the Original Fund to its shareholders in liquidation.

             (iv) No gain or loss will be recognized by the Original Fund shareholders upon the exchange of their Original Fund shares for the Successor Fund Shares.

             (v) The tax basis for the Successor Fund Shares received by each Original Fund shareholder pursuant to the transactions contemplated by this Agreement will be the same as the tax basis of the Original Fund shares exchanged for the Successor Fund shares, and the holding period of the Successor Fund Shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder (provided the Original Fund shares were held as capital assets on the date of the transactions contemplated by this Agreement).

             (vi) The tax basis of the Original Fund assets acquired by the Successor Fund will be the same as the tax basis of such assets in the hands of the Original Fund immediately prior to the transactions contemplated by this Agreement, and the holding periods of the assets of the Original Fund in the hands of the Successor Fund will include the period during which those assets were held by the Original Fund.

     Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Original Fund may waive the conditions set forth in Section 6.

     Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under the Agreement to the shareholders of the Original Fund.

     7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Trust and each Trustee of the Original Trust: (i) to indemnify each Trustee of the Original Trust against all liabilities and expenses referred to in the indemnification provisions of the Original Trust's organizational documents, to the extent provided therein, incurred by any Trustee of the Original Trust; and
(ii) in addition to the indemnification
provided in (i) above, to indemnify each Trustee of the Original Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

     8. TERMINATION OF AGREEMENT. As to the Original Fund and the corresponding Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Original
Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, make proceeding with this Agreement inadvisable.

     As to the Original Fund and the Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Trust or the Trustees, officers or shareholders of the Original Trust, in respect of this Agreement.

     9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Successor Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Trustees of the Original Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust in such manner as may be mutually agreed upon in writing by such Trustees if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

     10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Trust, shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws.

     12. CAPACITY OF TRUSTEES, ETC. With respect to both the Original Trust and the Successor Trust, the names used herein refer respectively to the Trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware in the case of the Original Trust and Massachusetts, in the case of the Successor Trust, which are hereby referred to and are also on file at the principal offices of the Original Trust or, as the case may be, the Successor Trust. The obligations of the Original Trust or of the Successor Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Original Trust or the Successor Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Trust or, as the case may be, the Successor Trust personally, but bind only the trust property, and all persons dealing with any Original Fund of the Original Trust or any Successor Fund of the Successor Trust must look solely to the trust property belonging to such

Original Fund or, as the case may be, Successor Fund for the enforcement of any claims against the Original Fund or, as the case may be, Successor Fund.

     13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, the Original Trust and the Successor Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.

                                            [Original Trust on behalf of]
                                            [Original Fund]

ATTEST:
------------------------------------------  By:
                                              ----------------------------------
                                            Title:

                                            [Successor Trust]
                                            on behalf of
                                            [Successor Fund]

ATTEST:
------------------------------------------  By:
                                              ----------------------------------
                                            Title:

                                   EXHIBIT B

                       MANAGEMENT OF THE SUCCESSOR TRUSTS

     The Successor Trust is supervised by a Board of Trustees that is responsible for representing the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Successor Funds' activities, reviewing, among other things, each Successor Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.


     Set forth below are the anticipated Trustees and officers of the Successor Trust as of the date of the Conversions and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 286 Congress Street, Boston, Massachusetts 02210.





NAME                                POSITION WITH TRUST    PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
----                                -------------------    -----------------------------------------
Dr. Judith L. Craven+............  Trustee                 Retired Administrator; Formerly
Age: 54                                                    President, United Way of the Texas Gulf
                                                           Coast (1992-1998); Director, Houston
                                                           Branch, Federal Reserve Bank of Dallas
                                                           (1992-Present), Compaq Computer
                                                           Corporation (1998-Present); Luby's Inc.
                                                           (1998-Present), A.H. Belo Corporation
                                                           (journalism, TV and radio) (1993-
                                                           Present) and Sysco Corporation (marketing
                                                           and distribution of food) (1996-Present).
                                                           Formerly, Board Member, Sisters of
                                                           Charity of the Incarnate Word
                                                           (1996-1999).

William F. Devin.................  Trustee                 Member of the Board of Governors of the
Age: 61                                                    Boston Stock Exchange. Retired Executive
                                                           Vice President of Fidelity Capital
                                                           Markets, a division of National Financial
                                                           Services Corporation in Boston. Director,
                                                           North American Senior Floating Rate Fund,
                                                           Inc. (February, 1998-Present) and
                                                           CypressTree Senior Floating Rate Fund,
                                                           Inc. (July, 1997-Present).

Dr. Timothy J. Ebner+............  Trustee                 Professor and Head, Department of
Age: 50                                                    Neuroscience and Physiology (1998-
                                                           Present); Director, Graduate Program in
                                                           Neuroscience, University of Minnesota
                                                           (1991-1999). Formerly, Consultant to
                                                           EMPI, Inc. (1994-1995) and Medtronic Inc.
                                                           (manufacturers of medical products)
                                                           (1997-1998).

Joseph T. Grause, Jr.*...........  Trustee and Vice        President, AGAM (March 2000-Present);
Age: 47                            President               Executive Vice President of Cypress
                                                           Holding Company, Inc. (1995-March, 2000);
                                                           Senior Vice President of Sales and
                                                           Marketing, The Shareholder Services
                                                           Group, a subsidiary of First Data
                                                           Corporation (1993-1995).

NAME                                POSITION WITH TRUST    PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
----                                -------------------    -----------------------------------------
Judge Gustavo E. Gonzales,         Trustee                 Municipal Court Judge, Dallas, Texas
  Jr.+ ..........................                          (1995-Present); Director, Downtown Dallas
Age: 59                                                    YMCA Board (1996-Present); Director,
                                                           Dallas Easter Seals Society
                                                           (1997-Present). Formerly, private
                                                           attorney (litigation) (1980-1995).

Alice T. Kane*+..................  Chairman of the Board   President of American General Fund Group
Age: 52                            of Trustees and         (1999-Present); Formerly, Executive Vice
                                   President               President, American General Investment
                                                           Management, LP. (1998-1999); Formerly,
                                                           Executive Vice President, (1994-1998) and
                                                           General Counsel (1986-1995) New York Life
                                                           Insurance Company; Chair, MainStay Mutual
                                                           Funds (1994-1998). President and
                                                           Director/Trustee of other investment
                                                           companies advised by The Variable Annuity
                                                           Life Insurance Company.

Kenneth J. Lavery................  Trustee                 Vice President of Massachusetts Capital
Age: 50                                                    Resource Company (1982-Present).
                                                           Director, North American Senior Floating
                                                           Rate Fund, Inc. (February, 1998-Present)
                                                           and CypressTree Senior Floating Rate
                                                           Fund, Inc. (July 1997-Present).

Ben H. Love+.....................  Trustee                 Retired. Formerly, Director, Mid-
Age: 69                                                    American (waste products) (1993-1997).
                                                           Formerly, Chief Executive, Boy Scouts of
                                                           America. (1985-1993).

Dr. John E. Maupin, Jr.+ ........  Trustee                 President, Meharry Medical College,
Age: 53                                                    Nashville Tennessee (1994-Present);
                                                           Nashville Advisory Board Member, First
                                                           American National Bank (1996-Present);
                                                           Director, Monarch Dental Corporation
                                                           (1997-Present), LifePoint Hospitals, Inc.
                                                           (1998-Present).

Thomas J. Brown..................  Treasurer               Chief Financial Officer and Chief
Age: 53                                                    Administrative Officer, AGAM (March
                                                           2000-Present); Principal of Cypress
                                                           Holding Company, Inc. (July 1997-March
                                                           2000); consultant to the financial
                                                           services industry (October 1995-July
                                                           1997); Executive Vice President, Boston
                                                           Company Advisory (August 1994-October
                                                           1995).

John I. Fitzgerald...............  Secretary               Counsel, AGAM (April 1997-Present);
Age: 52                                                    Counsel, AGFD (April 1997-Present); Prior
                                                           to April 1997, Executive Vice
                                                           President -- Legal Affairs and Government
                                                           Relations at the Boston Stock Exchange.

NAME                                POSITION WITH TRUST    PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
----                                -------------------    -----------------------------------------
John N. Packs....................  Vice President and      Director of Research, AGAM (March
Age: 44                            Assistant Treasurer     2000-Present); Vice President, Cypress
                                                           Holding Company (November 1995-March
                                                           2000); Prior to November 1995, Investment
                                                           Professional, Allmerica Financial
                                                           Services.

---------------


+ Is currently a Trustee of AGSPC2. Ms. Kane is an "interested person" of AGSPC2
  (as defined by the 1940 Act).


* Is an "interested person" of the Successor Trust (as defined by the 1940 Act)

                                   EXHIBIT C


                     FORM OF INVESTMENT ADVISORY AGREEMENT



     AGREEMENT made this   day of July, 2000, between North American Funds, a
Massachusetts business trust (the "Trust"), and American General Asset Management Corp., a Delaware corporation (the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:



1. APPOINTMENT OF ADVISER



     The Trust hereby appoints the Adviser, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the "Funds"). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Adviser.



2. DUTIES OF THE ADVISER



     a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense select, contract with, and compensate investment subadvisers ("Subadvisers") to manage the investments and determine the composition of the assets of the Funds; provided, that any contract with a Subadviser (the "Subadvisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended ("Investment Company Act"). Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement as filed with the Securities and Exchange Commission, of any Fund or Funds under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.



     b. The Adviser will oversee the administration of all aspects of the Trust's business and affairs and in that connection will furnish to the Trust the following services:



          (1) Office and Other Facilities. The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time and such other office facilities, utilities and office equipment as are necessary for the Trust's operations.



          (2) Trustees and Officers. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.



          (3) Other Personnel. The Adviser shall furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust.



          (4) Financial, Accounting, and Administrative Services. The Adviser shall maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal and state law; and perform all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Trust shall reimburse the Adviser for its expenses associated with all such services, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President, Vice President, Treasurer or Secretary of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.

          (5) Liaisons with Agents. The Adviser, at its own expense, shall maintain liaison with the various agents and other persons employed by the Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust.



          (6) Reports to Trust. The Adviser shall furnish to or place at the disposal of the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.



          (7) Reports and Other Communications to Trust Shareholders. The Adviser shall assist the Trust in developing (but not pay for) all general shareholder communications including regular shareholder reports.



3. EXPENSES ASSUMED BY THE TRUST



     In addition to paying the advisory fee provided for in Section 4, the Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement, by a Subadviser as provided in a Subadvisory Agreement, or by the Distributor as provided in the Distribution Agreement. Without limiting the generality of the foregoing, the Trust, in addition to certain expenses described in Section 2 above, shall pay or arrange for the payment of the following:



          a. Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust's cash, securities, and other property, including all charges of depositories, custodians and other agents, if any;



          b. Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges of the Trust's transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents, if any;



          c. Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;



          d. Shareholder Meetings. All expenses incidental to holding meetings of Trust shareholders, including the printing of notices and proxy material, and proxy solicitation therefor;



          e. Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the Trust's prospectus and statement of additional information and any supplements thereto and of mailing them to shareholders;



          f. Pricing. All expenses of computing the net asset value per share for each of the Funds, including the cost of any equipment or services used for obtaining price quotations and valuing its investment portfolio;



          g. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;



          h. Legal and Accounting Fees and Expenses. All charges for services and expenses of the Trust's legal counsel and independent auditors;



          i. Trustees and Officers. Except as expressly provided otherwise in paragraph 2.b.(2), all compensation of Trustees and officers, all expenses incurred in connection with the service of Trustees and officers, and all expenses of meetings of the Trustees and Committees of Trustees;



          j. Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any registration statement and prospectus under the 1933 Act or the Investment Company Act, and any amendments or supplements that may be made from time to time;



          k. State Registration Fees. All fees and expenses of qualifying and maintaining qualification of the Trust and of the Trust's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);



          l. Issue and Redemption of Trust Shares. All expenses incurred in connection with the issue, redemption, and transfer of Trust shares, including the expense of confirming all share transactions, and of preparing and transmitting certificates for shares of beneficial interest in the Trust;



          m. Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust's Trustees including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by its Trustees;



          n. Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Trust's portfolio securities;



          o. Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes, and all expenses incurred in the preparation of tax returns;



          p. Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization; and



          q. Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.



4. COMPENSATION OF ADVISER



     For the services provided, the Trust will pay the Adviser with respect to each Fund the compensation specified in Appendix A of this Agreement.



5. NON-EXCLUSIVITY



     The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.



6. SUPPLEMENTAL ARRANGEMENTS



     The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.



7. CONFLICTS OF INTEREST



     It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the

Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Adviser, respectively, or by specific provision of applicable law.



8. REGULATION



     The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Adviser will comply in all material respects with Rule 17j-1 under the Investment Company Act.



9. DURATION AND TERMINATION OF AGREEMENT



     This Agreement shall become effective on the later of (i) its execution and
(ii) date of the meeting of the shareholders of the Trust, at which meeting this New Advisory Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of each of the Funds. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each of the Funds, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Trust.



     If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.



     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of such Fund, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).



10. PROVISION OF CERTAIN INFORMATION BY ADVISER



     The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:



          a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;



          b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and



          c. the chief executive officer or controlling stockholder of the Adviser or the Fund manager of any Fund changes.

11. AMENDMENTS TO THE AGREEMENT



     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series of shares of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.



12. ENTIRE AGREEMENT



     This Agreement contains the entire understanding and agreement of the parties.



13. HEADINGS



     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.



14. NOTICES



     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.



15. SEVERABILITY



     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.



16. GOVERNING LAW



     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.



17. LIMITATION OF LIABILITY



     The Declaration of Trust establishing the Trust, dated September 29, 1988, as amended and restated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with which the obligee or claimant dealt, shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                                            NORTH AMERICAN FUNDS



                                            By:

                                              ----------------------------------


                                            AMERICAN GENERAL ASSET


                                            MANAGEMENT CORP.



                                            By:

                                              ----------------------------------

                                   APPENDIX A



          1. Growth & Income Fund: .725% of the first $50,000,000, .675% between $50,000,000 and $200,000,000, .625% between $200,000,000 and $500,000,000 and .550% on the excess over $500,000,000 of the average net assets of the Fund.



          2. Balanced Fund: .775% of the first $200,000,000, .675% between $200,000,000 and $500,000,000 and .625% on the excess over $500,000,000 of the average net assets of the Fund.



          3. U.S. Government Securities Fund: .600% of the first $200,000,000, .525% between $200,000,000 and $500,000,000 and .475% on the excess over
     $500,000,000 of the average net assets of the Fund.



          4. Core Bond Fund: .600% of the first $200,000,000, .525% between $200,000,000 and $500,000,000 and .475% on the excess over $500,000,000 of the average net assets of the Fund.



          5. Money Market Fund: .200% of the first $500,000,000 and .145% on the excess over $500,000,000 of the average net assets of the Fund.



          6. Global Equity Fund: .900% of the first $500,000,000, and .700% on the excess over $500,000,000 of the average net assets of the Fund.



          7. Municipal Bond Fund: .600% of the net assets of the Fund.



          8. Strategic Income Fund: .750% of the first $50 million, .700% between $50,000,000 and $200,000,000, .650% between $200,000,000 and
     $500,000,000 and .600% on the excess over $500,000,000 of the average net assets of the Fund.



          9. International Equity Fund: .900% of the first $50 million, .850% between $50,000,000 and $200,000,000, .800% between $200,000,000 and
     $500,000,000 and .750% on the excess over $500,000,000 of the average net assets of the Fund.



          10. Mid Cap Growth Fund: .925% of the first $50,000,000, .900% between $50,000,000 and $200,000,000, .875% between $200,000,000 and $500,000,000 and .850% on the excess over $500,000,000 of the average net assets of the Fund.



          11. International Small Cap Fund: 1.05% of the first $50,000,000, 1.00% between $50,000,000 and $200,000,000, .900% between $200,000,000 and
     $500,000,000 and .800% on the excess over $500,000,000 of the average net assets of the Fund.



          12. Large Cap Growth Fund: .900% of the first $50,000,000, .850% between $50,000,000 and $200,000,000, .825% between $200,000,000 and
     $500,000,000 and .800% on the excess over $500,000,000 of the average net assets of the Fund.



          13. Small Cap Growth Portfolio: 950% of the average net assets of the Fund.



          14. Mid Cap Value Fund: .900% of the first $100,000,000, .875% between $100,000,000 and $250,000,000, .850% between $250,000,000 and $500,000,000,
     .825% between $500,000,000 and $750,000,000 and .800% on the excess over
     $750,000,000 of the average net assets of the Fund.



          15. Stock Index Fund: .270% of the first $500,000,000 and .260% on the excess over $500,000,000 of the average net assets of the Fund.



          16. Small Cap Index Fund: .280% of the first $500,000,000 and .270% on the excess over $500,000,000 of the average net assets of the Fund.



          17. Socially Responsible Fund: .650% of the average net assets of the Fund.



          18. High Yield Bond Fund : .825% of the first $200,000,000, .725% between $200,000,000 and $500,000,000, and .675% on the excess over
     $500,000,000 of the average net assets of the Fund.



          19. Aggressive Growth Lifestyle Fund: .100% of the average net assets of the Fund.

          20. Moderate Growth Lifestyle Fund: .100% of the average net assets of the Fund.



          21. Conservative Growth Lifestyle Fund: .100% of the average net assets of the Fund.



          22. Municipal Money Market Fund: .350% of the average net assets of the Fund.



          23. Science & Technology Fund: .900% of the average net assets of the Fund.



          24. Tax-Sensitive Equity Fund: .850% of the first $50 million, .800% between $50,000,000 and $200,000,000, .775% between $200,000,000 and
     $500,000,000 and .700% on the excess over $500,000,000 of the average net assets of the Fund.



          25. Equity-Income Fund: .750% of the first $50 million, .650% between $50,000,000 and $200,000,000, .550% on the excess over $200,000,000 of the average net assets of the Fund.



     The Percentage Fee for each Fund shall be accrued for each calendar day and the sum of the daily fee accruals shall be payable monthly to the Adviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Fund as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.



     If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT D

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT


     AGREEMENT made as of July   , 2000, between American General Asset
Management Corp., a Delaware corporation (the "Adviser"), and American General Investment Management L.P., a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:


1. APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the series of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Funds"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

     a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Funds in accordance with the Funds' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Funds, the Subadviser will:

          i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Funds or are under consideration for inclusion in the Funds;

          ii. formulate and implement a continuous investment program for each Fund consistent with the investment objectives and related investment policies for each such Fund as described in the Trust's registration statement, as amended;

          iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

          iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; provide assistance to the Trust's Custodian regarding the fair value of securities held by the Funds for which market quotations are not readily available for purposes of enabling the Trust's Custodian to calculate net asset value; and vote proxies in accordance with the Proxy Voting Policy of the Trust.

     b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding determination of net asset value and shareholder accounting services).

     c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Funds in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the

Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

     d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

     The Subadviser will maintain all accounts, books and records with respect to the Funds as are required of an investment adviser of a registered investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the rules thereunder.

     The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics (which shall comply in all material respects with Rule 17j-1, as the same may be amended from time to time). On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Fund or (ii) identify any material violations which have occurred with respect to the Fund. In addition, the Subadviser will report at least annually to the Adviser concerning any other violations of the Subadviser's Code of Ethics which required significant remedial action and which were not previously reported.

3. COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Fund the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Fund investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees; and neither the Subadviser nor any of its employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its partners or employees.

5. SUPPLEMENTAL ARRANGEMENTS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and

Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Fund on the later of (i) its execution, and (ii) the date of the meeting of the shareholders of the Fund, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Funds, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the series of the Trust.

     If the shareholders of any Fund fail to approve the New Sub-Advisory Agreement the Subadviser will continue to act as investment subadviser with respect to such Fund pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of such Fund, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

          a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

          b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

          c. any change in actual control or management of the Subadviser or the portfolio manager of any Fund.

10. PROVISION OF CERTAIN INFORMATION BY THE ADVISER

     The Adviser shall furnish the Subadviser with copies of the Trust's Prospectus and Statement of Additional Information, and any reports made by the Trust to its shareholders, as soon as practicable after such documents become available. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

11. SERVICES TO OTHER CLIENTS

     The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Fund. The Subadviser is not obligated to initiate transaction for the Portfolio in any security which the Subadviser, its principals, affiliates or employees may purchase or sell for their own accounts or other clients.

12. AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the series of the Trust.

13. ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

14. HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15. NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16. SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17. GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18. LIMITATION OF LIABILITY

     The Amended and Restated Agreement and Declaration of Trust dated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                            AMERICAN GENERAL ASSET
                                            MANAGEMENT CORP.

                                            by:
                                            ------------------------------------

                                            AMERICAN GENERAL INVESTMENT
                                            MANAGEMENT, L.P.

                                            by:
                                            ------------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the following Funds of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Fund at an annual rate as follows (the "Subadviser Percentage Fee"):

          U.S. Government Securities Fund: .225% of the first $200,000,000, .15% between $200,000,000 and $500,000,000 and .10% on the excess over $500,000,000 of the average net assets of the Fund.

          Municipal Bond Fund: .25% of the first $200,000,000, .20% between $200,000,000 and $500,000,000 and .15% on the excess over $500,000,000 of the average net assets of the Fund.

          Strategic Income Fund: .35% of the first $200,000,000, .25% between $200,000,000 and $500,000,000 and .20% on the excess over $500,000,000 of the average net assets of the Fund.

          Money Market Fund: .075% of the first $500,000,000 and .020% on the excess over $500,000,000 o f the average net assets of the Fund.

          Core Bond Fund: .25% of the first $200,000,000, .20% between $200,000,000 and $500,000,000 and .15% on the excess over $500,000,000 of the average net assets of the Fund.

          High Yield Bond Fund: .450% of the first $200,000,000; .350% between $200,000,000 and $500,000,000 and .300% on the excess over $500,000,000 of the average net assets of the Fund.

          Municipal Money Market Fund: .250% of the first $200,000,000; .200% between $200,000,000 and $500,000,000 and .150% on the excess over
     $500,000,000 of the average net assets of the Fund.

          Stock Index Fund: .020% of the first $2 billion and .010% on the excess over $2 billion of the average net assets of the Fund.

          Small Cap Index Fund: .030% of the first $150,000,000 and .020% on the excess over $150,000,000 of the average net assets of the Fund.

          Socially Responsible Fund: .250% of the Fund's average daily assets.

          Growth Lifestyle Fund: .100% of the Fund's average daily assets.

          Moderate Growth Lifestyle Fund: .100% of the Fund's average daily assets.

          Conservative Growth Lifestyle Fund: .100% of the Fund's average daily assets.

     The Subadviser Percentage Fee for each Fund shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Fund as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT E

                  NUMBER OF SHARES OF EACH CLASS OF EACH FUND
                   OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
                                  MAY 12, 2000


AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2 FUNDS
-------------------------------------------------
Small Cap Index Fund
  Class A...................................................    301,235
  Class B...................................................    387,017
Socially Responsible Fund
  Class A...................................................    151,756
  Class B...................................................    294,113
  Institutional Class I.....................................    373,455
High Yield Bond Fund
  Class A...................................................     22,901
  Class B...................................................    133,986
  Institutional Class I.....................................      1,557
  Institutional Class II....................................  6,962,428
Growth Lifestyle Fund
  Class A...................................................    242,693
  Class B...................................................    755,064
  Institutional Class I.....................................    330,302
Moderate Growth Lifestyle Fund
  Class A...................................................    225,789
  Class B...................................................    766,907
  Institutional Class I.....................................    362,793
Conservative Growth Lifestyle Fund
  Class A...................................................    203,125
  Class B...................................................    797,837
  Institutional Class I.....................................    338,458
Municipal Money Market Fund
  Class A...................................................  4,459,461
  Class B...................................................  2,841,495
Science & Technology Fund
  Class A...................................................    289,361
  Class B...................................................    936,525
  Institutional Class I.....................................     66,666

                                   EXHIBIT F

                              VOTING SECURITIES OF
                               PRINCIPAL HOLDERS

     As of May 12, 2000 (the "Record Date"), the Trustees and Officers of each Fund owned as a group less than 1% of the outstanding voting securities of any Fund. As of April 17, 2000, the following shareholders were known to American General to own beneficially 5% or more of the shares of a Fund:


                                                                                                           PERCENT OF
                                                                                                           OUTSTANDING
                                                  NAME AND ADDRESS                                          SHARES OF
NAME OF FUND                                       OF RECORD OWNER                CLASS    SHARES OWNED      CLASSES
------------                                      ----------------                -----    ------------    -----------
Small Cap Index Fund.................  VALIC                                        A         277,924        93.92%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       VALIC                                        B         275,461        72.31%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142

Socially Responsible Fund............  VALIC                                        A         131,356        88.31%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       VALIC                                        B         130,277        44.07%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       VALIC                                        I         131,498        64.44%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       VALIC Trust Company                          I          14,279         7.00%
                                       Trustee
                                       Memorial Ormand Health Systems
                                       Conversion Holding Account
                                       PO Box 8254
                                       Boston MA 02266-8254

High Yield Bond Fund.................  VALIC                                        A           1,531         6.72%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       State Street Bank & Trust Cust               A           8,916        39.12%
                                       IRA A/C Shirley C. Karfunkle
                                       106 Doe Ln
                                       Kennet SQ PA 19348-2722
                                       Alwyn Deleon                                 A           3,615        15.86%
                                       3263 Cherokee St
                                       Riverside CA 92503-5362
                                       Kenneth Royce Barrett                        A           5,425        23.80%
                                       Ariel Cecil Barrett Tod
                                       2160 Swift Blvd
                                       Houston TX 77030-1216

                                                                                                           PERCENT OF
                                                                                                           OUTSTANDING
                                                  NAME AND ADDRESS                                          SHARES OF
NAME OF FUND                                       OF RECORD OWNER                CLASS    SHARES OWNED      CLASSES
------------                                      ----------------                -----    ------------    -----------
                                       State Street Bank & Trust CO                 B           8,718         7.23%
                                       FBO
                                       IRA R/O Max L. Ramenofsey
                                       1324 Manor Cir
                                       Pelham NY 10803-3512
                                       State Street Bank & Trust Cust               B           6,203         5.14%
                                       IRA A/C Thomas Helzer
                                       7077 Riata Dr
                                       Redding CA 96002-9727
                                       State Street Bank & Trust Cust               B           6,287         5.21%
                                       IRA A/C Thomas Helzer
                                       7077 Riata Dr
                                       Redding CA 96002-9727
                                       VALIC                                        I           1,545        99.31%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       American General                            II       6,906,927          100%
                                       Attn Josi Isnard Plan Admin
                                       2929 Allen Pkwy Fl 39
                                       Houston TX 77019-2197

Growth Lifestyle Fund................  VALIC                                        A         130,757        54.84%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       State Street Bank & Trust Cust               A          18,712         7.85%
                                       IRA A/C Alyson C. Hardin
                                       511 Banyan Rd
                                       Starkville MS 39759-4348
                                       Linda K. Wood                                A          15,428         6.47%
                                       Diana H. Weigand Tod
                                       210 W Upper Ferry Rd
                                       Ewing NJ 08628-2718
                                       Kimberyle Chapin                             A          16,527         6.93%
                                       Louis Christoper Mason Tod
                                       8 Gatehouse Ln
                                       Wilmington MA 01887-3900
                                       State Street Bank & Trust                    A          16,459         6.90%
                                       IRA R/O Richard A Daniels
                                       HC 65 Box 4168
                                       Lincoln ME 04457-9415
                                       VALIC                                        B         130,638        18.45%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       VALIC                                        I         130,716        68.50%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142

                                                                                                           PERCENT OF
                                                                                                           OUTSTANDING
                                                  NAME AND ADDRESS                                          SHARES OF
NAME OF FUND                                       OF RECORD OWNER                CLASS    SHARES OWNED      CLASSES
------------                                      ----------------                -----    ------------    -----------
Moderate Growth Lifestyle Fund.......  VALIC                                        A         130,649        58.77%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       Anna D. Eastwood                             A          12,382         5.57%
                                       Eastwood Family Trust Tod
                                       8576 Clifford Heights Rd
                                       Santee CA 92071-3693
                                       Alpine Special Treatment Center              A          15,469         6.96%
                                       2120 Alpine Blvd
                                       Alpine CA 91901-2113
                                       State Street Bank & Trust                    A          26,515        11.93%
                                       IRA R/O Michael Flynn
                                       6006 Wayne Ave
                                       Pentwater MI 49449-9514
                                       VALIC                                        B         130,653        17.87%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       VALIC                                        I         130,813        59.65%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142

Conservative Growth Lifestyle Fund...  VALIC                                        A         131,358        68.08%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       Katherine A. Kirby                           A          27,446        14.23%
                                       Tod as per will
                                       302 E. 8th St
                                       El Paso IL 61738-1281
                                       VALIC                                        B         131,011        17.04%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       State Street Bank and Trust                  B          39,312         5.11%
                                       IRA R/O
                                       FBO Lewell Stevens
                                       1806 Stonegate Dr
                                       Denton TX 76205-5448
                                       VALIC                                        I         131,256        66.20%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142

                                                                                                           PERCENT OF
                                                                                                           OUTSTANDING
                                                  NAME AND ADDRESS                                          SHARES OF
NAME OF FUND                                       OF RECORD OWNER                CLASS    SHARES OWNED      CLASSES
------------                                      ----------------                -----    ------------    -----------
Municipal Money Market Fund..........  VALIC                                        A       2,583,066        53.82%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       Todd L. Spillane & Tracy A. Spillane         A         301,305         6.28%
                                       TTEES US DTD
                                       03/11/1995
                                       Charles A. Spillane Family Trust
                                       18 Ambrosia Pl
                                       The Woodlands TX 77381-4740
                                       Linda J. Vincent                             A         296,000         6.17%
                                       Christopher Vincent &
                                       Jacob Vincent Tod
                                       39 Rivermeadow Dr
                                       Steep Falls ME 04085-6842
                                       VALIC                                        B       2,555,785        90.01%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142

Science & Technology Fund............  VALIC                                        A          66,666        27.95%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       State Street Bank & Trust                    A          13,356         5.60%
                                       IRA R/O Robert L Drier
                                       4626 Chicory Rd
                                       Racine WI 53403-3969
                                       VALIC                                        B          66,666         9.90%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142
                                       VALIC                                        I          66,666          100%
                                       Seed Account
                                       Attn Greg Seward
                                       2919 Allen Pkwy #L7-01
                                       Houston TX 77019-2142

                                  EXHIBIT G.1



                               DISTRIBUTION PLAN


                                 CLASS A SHARES



     This Class A Shares Distribution Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by North American Funds, a Massachusetts business trust (the "Funds"), with respect to the Class A shares of beneficial interest (the"Class A Shares") of the Fund's ten investment portfolios: the Global Growth Fund, the Growth Fund, the Growth and Income Fund, the Asset Allocation Fund, the Strategic Income Fund, the Investment Quality Bond Fund, the U.S. Government Securities Fund, the National Municipal Bond Fund, the California Municipal Bond Fund and the Money Market Fund (each, a "Portfolio", collectively, the "Portfolios"), subject to the following terms and conditions:



     Section 1. Payments for Distribution -- Related Services



     The Fund may compensate the distributor of its shares, NASL Financial Services, Inc., a Massachusetts corporation, or any entity that may in the future act as a distributor for the Portfolios (the "Distributor") or its assignees, for activities or expenses incurred in connection with the offering and sale of Class A Shares of the Portfolios, and related expenses incurred, all as described in Section 2 below. Payments by the Fund under this Section of the Plan will be calculated and accrued daily and paid monthly and shall be paid at the rate of (and not exceeding) .35% on an annualized basis of the average daily net assets attributable to Class A Shares of each Portfolio (with the exception of the Money Market Fund, for which no payments pursuant to this Section 1 shall be made, and the National Municipal Bond Fund and the California Municipal Bond Fund, for which the rate shall be (and shall not exceed) .15% on an annualized basis of the average daily net assets attributable to Class A Shares of those Portfolios). With respect to the Global Growth Fund, the Growth Fund, the Growth and Income Fund, the Asset Allocation Fund, the Strategic Income Fund, the Investment Quality Bond Fund and the U.S. Government Securities Fund, an amount equal to (and not exceeding) five-sevenths (.25% on an annualized basis of the average daily net assets attributable to Class A Shares of those Portfolios) of the fee prescribed above shall be used to provide payments to securities dealers for ongoing account services to shareholder of such Portfolios and shall be deemed to be a "service fee" as defined in Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). With respect to the National Municipal Bond Fund and the California Municipal Bond Fund, the entire amount of the fee payable under this Section 1 (.15% on an annualized basis of the average daily net assets attributable to Class A Shares of those Portfolios) shall be used for such purposes and shall be deemed to be a "service fee" as so defined.



     Section 2. Expenses Covered by Plan



     Payments payable under Section 1 of the Plan shall be used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of Class A Shares of the Portfolios, and related expenses incurred, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, "Selling Agents"), for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include, but are not limited to, the following: (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper and other mass media advertising for Class A Shares of the Portfolios; (ii) the preparation, printing and distribution of prospectuses for Class A Shares of the Portfolios and reports to recipients other than existing shareholders; (iii) the preparation, printing and distribution of sales literature; (iv) expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request; (v) provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities pertaining to Class A Shares of the Portfolios as the Funds may, from time to time, reasonably request; (vi) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the


                                      G.1-1

Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (vii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; and (viii) any other costs and expenses relating to distribution or sales support activities in connection with the offering and sale of Class A Shares of the Portfolios. In lieu of providing the distribution services described above directly, the Distributor may retain a Promotional Agent to provide some or all of the above services. Payments under Section 1 of the Plan may be made without regard to expenses actually incurred and the Distributor may retain any excess of the fees it receives pursuant to this Plan may be made without regard to expenses actually incurred and the Distributor may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with providing the services described above.



     Section 3. Indirect Distribution Expense



     To the extent that any payments made by any of the Portfolios to the Distributor or NASL Financial Services, Inc., in its capacity as investment adviser to the Fund, including payment of any administrative and other service fees or investment advisory fees, may be deemed to be indirect payment of distribution expenses, those indirect payments shall be deemed to be authorized by this Plan.



     Section 4. Approval by Shareholders



     The Plan will not take effect, and no fee will be payable in accordance with Section 1 of the Plan, with respect to the Class A Shares of a particular Portfolio until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Class A Shares(1) of such Portfolio. The Plan will be deemed to have been approved with respect to the Class A Shares of a Portfolio so long as a majority of the outstanding voting securities of the Class A Shares of such Portfolio votes for the approval of the Plan, notwithstanding that: (a) the Plan has not been approved by a majority of the outstanding voting securities of the Class A Shares or any other class of shares of any other Portfolio or (b) the Plan has not been approved by a majority of the outstanding Class A Shares or any other class of shares of the Fund.



     Section 5. Approval by Trustees



     Neither the Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Trustees of the Fund and (b) those Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the"Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.



     Section 6. Continuance of the Plan/Additional Portfolios



     The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees in the manner described in Section 5 above.



     In the event that the Fund establishes additional investment portfolios, this Plan shall be effective with respect to the Class A Shares of such portfolios, provided that the Plan has previously been approved for continuation and the requisite Shareholder and Trustee approval has been obtained in accordance with section 4 and 5 of this Plan.



     Section 7. Termination



     The Plan may be terminated at any time with respect to the Class A Shares of any Portfolio by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the A Class of


---------------


1 For purposes of the initial shareholder approval of the Plan, shareholders of the Strategic Income Fund, the Investment Quality Bond Fund, the U.S. Government Securities Fund, the National Municipal Bond Fund, the California Municipal Bond Fund and the Money Market Fund are deemed, at the time of such approval, to be "Class A" shareholders of those Portfolios.


                                      G.1-2
such Portfolio. The Plan may remain in effect with respect to the Class A Shares of a particular Portfolio even if the Plan has been terminated in accordance with this Section 7 with respect to the Class A Shares of one or more of the other Portfolios.



     Section 8. Amendments



     The Plan may not be amended with respect to the Class A Shares of a Portfolio so as to increase materially the amount of the fee described in
Section 1 above with respect to the Class A Shares of such Portfolio, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the A Class of that Portfolio. In addition, no material amendment to the Plan may be made unless approved by the Fund's Board of Trustees in the manner described in Section 5 above.



     Section 9. Selection of Certain Trustees



     While the Plan is in effect, the selection and nomination of the Fund's Trustees who are not interested persons of the Fund will be committed to the discretion of the Trustees then in office who are not interested persons of the Fund.



     Section 10. Written Reports



     In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Fund's Board of Trustees, and the Trustees will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.



     Section 11. Preservation of Materials



     The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.



     Section 12. Meanings of Certain Terms



     As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exception that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.



     Section 13. Limitation of Liability



     The Declaration of Trust establishing the Trust, dated September 29, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Fund or any Portfolio thereof, but only the assets belonging to the Fund, or to the particular Portfolio with which the obligee or claimant dealt, shall be liable.


                                      G.1-3

                                  EXHIBIT G.2



                               DISTRIBUTION PLAN


                                 CLASS B SHARES



     This Class B Shares Distribution Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by North American Funds, a Massachusetts business trust (the "Fund"), with respect to the Class B shares of beneficial interest (the "Class B Shares") of the Fund's ten investment portfolios: the Global Growth Fund, the Growth Fund, the Growth and Income Fund, the Asset Allocation Fund, the Strategic Income Fund, the Investment Quality Bond Fund, the U.S. Government Securities Fund, the National Municipal Bond Fund, the California Municipal Bond Fund and the Money Market Fund (each, a "Portfolio", collectively, the "Portfolios"), subject to the following terms and conditions:



     Section 1. Payments for Distribution Related Services



     The Fund may compensate the distributor of its shares, NASL Financial Services, Inc., a Massachusetts corporation, or any entity that may in the future act as a distributor for the Portfolios (the "Distributor") of its assignees, for activities or expenses incurred in connection with the offering and sale of Class B Shares of the Portfolios, and related expenses incurred, all as described in Section 2 below. Payments by the Fund under this Section of the Plan will be calculated and accrued daily and paid monthly and shall be paid at the rate of (and not exceeding) 1.00% on an annualized basis of the average daily net assets attributable to Class B Shares of each Portfolio (with the exception of the Money Market Fund, for which no payments pursuant to this
Section 1 shall be made). An amount equal to (and not exceeding) one-fourth (.25% on an annualized basis of the average daily net assets attributable to Class B Shares of each Portfolio) of the fee prescribed above shall be used to provide payments to securities dealers for ongoing account services to shareholders of such Portfolios and shall be deemed to be a "service fee" as defined in Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD").



     Section 2. Expenses Covered by Plan



     Payments payable under Section 1 of the Plan shall be used primarily to compensate the Distributor for distribution services provided by it in connection wit the offering and sale of Class B Shares of the Portfolios, and related expenses incurred, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, "Selling Agents"), for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include, but are not limited to, the following: (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper and other mass media advertising for Class B Shares of the Portfolios; (ii) the preparation, printing and distribution of prospectuses for Class B Shares of the Portfolios and reports to recipients other than existing shareholders; (iii) the preparation, printing and distribution of sales literature; (iv) expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request; (v) provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities pertaining to Class B Shares of the Portfolios as the Fund may, from time to time, reasonably request; (vi) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively;
(vii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; and
(viii) any other costs and expenses relating to distribution or sales support activities in connection with the offering and sale of Class B Shares of the Portfolios. In lieu of providing the distribution services described above directly, the Distributor may retain a Promotional Agent to provide some or all of the above services. Payments under Section 1 of the Plan may be made without regard to expenses actually incurred and the Distributor may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with providing the services described above.


                                      G.2-1

     Section 3. Indirect Distribution Expense



     To the extent that any payments made by any of the Portfolios to the Distributor or NASL Financial Services, Inc., in its capacity as investment adviser to the Fund, including payment of any administrative and other service fees or investment advisory fees, may be deemed to be indirect payment of distribution expenses, those indirect payments shall be deemed to be authorized by this Plan.



     Section 4. Approval by Shareholders



     The Plan will not take effect, and no fee will be payable in accordance with Section 1 of the Plan, with respect to the Class B Shares of a particular Portfolio until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Class B Shares of such Portfolio. The Plan will be deemed to have been approved with respect to the Class B Shares of a Portfolio so long as a majority of the outstanding voting securities of the Class B Shares of such Portfolio votes for the approval of the Plan, notwithstanding that: (a) the Plan has not been approved by a majority of the outstanding voting securities of the Class B Shares or any other class of shares of any other Portfolio or (b) the Plan has not been approved by a majority of the outstanding Class B Shares or any other class of shares of the Fund.



     Section 5. Approval by Trustees



     Neither the Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Trustees of the Fund (b) those Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.



     Section 6. Continuance of the Plan/Additional Portfolios



     The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees in the manner described in Section 5 above.



     In the event that the Fund establishes additional investment portfolios, this Plan shall be effective with respect to the Class B Shares of such portfolios, provided that the Plan has previously been approved for continuation and the requisite Shareholder and Trustee approval has been obtained in accordance with Sections 4 and 5 of this Plan.



     Section 7. Termination



     The Plan may be terminated at any time with respect to the Class B Shares of any Portfolio by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the B Class of such Portfolio. The Plan may remain in effect with respect to the Class B Shares of a particular Portfolio even if the Plan has been terminated in accordance with this Section 7 with respect to the Class B Shares of one or more of the other Portfolios.



     Section 8. Amendments



     The Plan may not be amended with respect to the Class B Shares of a Portfolio so as to increase materially the amount of the fee described in
Section 1 above with respect to the Class B Shares of such Portfolios, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the B Class of that Portfolio. In addition, no material amendment to the Plan may be made unless approved by the Fund's Board of Trustees in the manner described in Section 5 above.



     Section 9. Selection of Certain Trustees



     While the Plan is in effect, the selection and nomination of the Fund's Trustees who are not interested persons of the Fund will be committed to the discretion of the Trustees then in office who are not interested persons of the Fund.

                                      G.2-2

     Section 10. Written Reports



     In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Fund's Board of Trustees, and the Trustees will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.



     Section 11. Preservation of Materials



     The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.



     Section 12. Meanings of Certain Terms



     As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.



     Section 13. Limitation of Liability



     The Declaration of Trust establishing the Trust, dated September 29, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file of the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Fund or any Portfolio thereof, but only the assets belonging to the Fund, or the particular Portfolio with which the obligee or claimant dealt, shall be liable.


                                      G.2-3

                                 FORM OF PROXY

                           _____________________FUND
            A SERIES OF AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
              FOR SPECIAL MEETING OF SHAREHOLDERS --JUNE 22, 2000


           The undersigned hereby appoints Alice T. Kane, Gregory R. Seward, Nori L. Gabert and Pauletta P. Cohn, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held in Meeting Room 1 at the offices of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019 on Thursday June 22, 2000, at 3:00 p.m. (Central Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

           The Trustees recommend a vote FOR the proposals.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE.


PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

                            FOR              AGAINST             ABSTAIN
                           [   ]              [   ]               [   ]

I. TO approve or disapprove the Agreement and Plan of Conversion and Termination (the "Conversion Plan") for the above-named Fund providing for the conversion of such Fund into a corresponding NEWLY CREATED series (THE "SUCCESSOR FUND") of the North American Funds, a Massachusetts business trust, and in connection therewith, the acquisition by the Successor Fund of all of the assets of such Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund.

                            FOR              AGAINST             ABSTAIN
                           [   ]              [   ]               [   ]


II. TO approve or disapprove an investment advisory agreement with American General Asset Management Corp. ("AGAM"), a newly acquired investment advisory subsidiary of American General Corporation. The terms and conditions of the investment advisory agreement are similar to the FUNDS CURRENT investment advisory agreement . THE investment advisory fee under the investment advisory agreement with AGAM will increase in the case of the High Yield Bond Fund and the Socially Responsible Fund and decrease in the case of the Municipal Money Market Fund.

                            FOR              AGAINST             ABSTAIN
                           [   ]              [   ]               [   ]

III. TO approve or disapprove an investment sub-advisory agreement with American General Investment Management, L.P., a subsidiary of American General Corporation (which currently serves as investment sub-adviser to High Yield Bond Fund and Municipal Money Market Fund) as investment sub-adviser to the Successor Fund (All Funds except Science & Technology Fund).

                            FOR              AGAINST             ABSTAIN
                           [   ]              [   ]               [   ]

IV. TO approve or disapprove an increase of the Rule 12b-1 distribution fee (the amount each Fund spends annually to compensate its principal underwriter for shareholder servicing and distribution expenses) applicable to Class A shares of Small Cap Index Fund, Socially Responsible Fund, High Yield Bond Fund, and Science & Technology Fund from 25 basis points (0.25 of 1% of the average daily net assets attributable to the Funds' Class A shares) to 35 basis points (0.35 of 1% of the average daily net assets attributable to the Funds' Class A shares) (CLASS A AND CLASS B SHAREHOLDERS OF ALL FUNDS EXCEPT MUNICIPAL MONEY MARKET FUND, Growth Lifestyle Fund, Moderate Growth Lifestyle Fund and Conservative Growth Lifestyle Fund).

                            FOR              AGAINST             ABSTAIN
                           [   ]              [   ]               [   ]

V.A. TO APPROVE OR DISAPPROVE A RULE 12B-1 DISTRIBUTION PLAN FOR THE CLASS A SHARES OF THE GROWTH LIFESTYLE FUND, MODERATE GROWTH LIFESTYLE FUND AND CONSERVATIVE GROWTH LIFESTYLE FUND (THE "LIFESTYLE FUNDS") (CLASS A AND CLASS B SHAREHOLDERS OF THE LIFESTYLE FUNDS VOTE ONLY).


                            FOR              AGAINST             ABSTAIN
                           [   ]              [   ]               [   ]

V.B. TO APPROVE OR DISAPPROVE A RULE 12B-1 DISTRIBUTION PLAN FOR THE CLASS B SHARES OF THE GROWTH LIFESTYLE FUND, MODERATE GROWTH LIFESTYLE FUND AND CONSERVATIVE GROWTH LIFESTYLE FUND (THE "LIFESTYLE FUNDS") (CLASS B SHAREHOLDERS OF THE LIFESTYLE FUNDS VOTE ONLY).

                                   NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME
                                   APPEARS  ON THIS PROXY CARD.  All joint
                                   owners should sign.  When signing as
                                   executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, name and indicate the signer's office. If a partner, sign in the partnership name.

                                      -----------------------------------------
                                      Signature

                                      -----------------------------------------
                                      Signature (if held jointly)

                                      -----------------------------------------
                                      Date